UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811-01807_

Value Line Larger Companies Focused Fund, Inc.

(Exact name of registrant as specified in charter)

7 Times Square, New York, N.Y. 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: December 31, 2017

Date of reporting period: December 31, 2017

Item I.  Reports to Stockholders

A copy of the Annual Report to Stockholders for the period ended 12/31/17 is included with this Form.

Annual Report
December 31, 2017

Value Line Premier Growth Fund, Inc.
(VALSX)
Value Line Mid Cap Focused Fund, Inc.
Investor Class (VLIFX)
Institutional Class (VLMIX)
Value Line Income and Growth Fund, Inc.
Investor Class (VALIX)
Institutional Class (VLIIX)
Value Line Larger Companies Focused Fund, Inc.
Investor Class (VALLX)
Institutional Class (VLLIX)
This audited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).
#00206801

President’s Letter (unaudited)

Dear Fellow Shareholders:
We are pleased to present you with this annual report for Value Line Premier Growth Fund, Inc., Value Line Mid Cap Focused Fund, Inc., Value Line Income and Growth Fund, Inc. and Value Line Larger Companies Focused Fund, Inc. (individually, a “Fund” and collectively, the “Funds”) for the 12 months ended December 31, 2017.
During the annual period, the broad U.S. equity indices generated strong positive absolute returns. Each of the four Funds posted strong positive absolute returns as well, and three of the four also outperformed their respective benchmark index on a relative basis. Further, the annual period was highlighted by each of the four Funds being recognized for its long-term performance and/or attractive risk profiles.
•
Value Line Premier Growth Fund, Inc.* was given an overall Risk rating of Below Averagei by Morningstar1.

•
Value Line Mid Cap Focused Fund, Inc.* outpaced the category average return of its peers for the three- and five-year periods ended December 31, 2017 (mid-cap growth category), as measured by Morningstar.1 Additionally, Morningstar gave the Fund an overall Risk rating of Low.ii

•
Value Line Income and Growth Fund, Inc.* outpaced the category average return of its peers for the one-, three-, five- and ten-year periods ended December 31, 2017 (allocation-70% to 85% equity category), as measured by Morningstar.1 Additionally, the Fund earned an overall four-star rating from Morningstar2 in the allocation-70% to 85% equity category among 316 funds as of December 31, 2017 based on risk-adjusted returns. Morningstar gave the Fund an overall Return rating of High and an overall Risk rating of Low.iii

•
Value Line Larger Companies Focused Fund, Inc.* outpaced the category average return of its peers for the one-, three- and five-year periods ended December 31, 2017 (large growth category), as measured by Morningstar.1 Additionally, the Fund was given an overall Risk rating of Below Averageiv by Morningstar.

On the following pages, the Funds’ portfolio managers discuss the management of their respective Funds during the annual period. The discussions highlight key factors influencing recent performance of the Funds. You will also find a Schedule of Investments and financial statements for each of the Funds.
Before reviewing the performance of your individual mutual fund investment(s), we encourage you to take a brief look at the major factors affecting the financial markets during the 12 months ended December 31, 2017, especially given the newsworthy events of the annual period. With meaningful trends and some surprising shifts during 2017 in several drivers of the capital markets, we also invite you to take this time to consider a broader diversification strategy by including additional Value Line Funds in your investment portfolio. You can find out more about the entire family of Value Line Funds at our website, www.vlfunds.com.
Economic Review
Overall, the annual period was one of improving economic growth and low inflation both in the U.S. and globally.
For the first quarter of 2017, U.S. Gross Domestic Product (GDP) growth registered 1.2% but picked up meaningfully in the second and third calendar quarters, averaging 3.2%. Economists are expecting U.S. GDP growth in the fourth quarter of 2017 to be close to 3.0%. During the annual period, the labor market remained healthy. The U.S. unemployment rate declined from 4.7% to 4.1%, a 17-year low. This brought employment gains for 2017 to 2.1 million, the seventh straight year of gains exceeding two million. Nonfarm payroll gains averaged 171,000 for the annual period, robust but slightly less than the 186,000 per month on average in 2016. Despite this strength, the average hourly earnings growth rate did not increase, averaging 2.5%, below the peak of previous economic expansions. Manufacturing was a source of strength to the U.S. economy, with the December 2017 Purchasing Managers Index registering 59.7, close to the highest point of the calendar year, with such readings not seen since 2011. Further, fourth quarter 2017 holiday spending was impressive, with retail sales increasing 5.5%, the best holiday season since 2010. Even with all of this economic improvement, inflation remained tame and below expectations of the Federal Reserve (the Fed). The most important indicator of inflation, which the Fed closely follows, the Personal Consumption Expenditure Index, averaged a low 1.5% for the annual period.
Despite disappointing wage growth and the inflation rate being well below its target rate of 2.0%, the Fed increased interest rates because its members believe the low inflation rate to be temporary. Indeed, the Fed tightened monetary policy, raising the targeted federal funds rate three times during the annual period—in March, June and December 2017—by 25 basis points each, bringing it to a range of 1.25% to 1.50% by the end of the annual period. (A basis point is 1/100th of a percentage point.) At the end of December 2017, the Fed expected continuing strong job growth and a low level of unemployment to eventually put pressure on wages and push up the inflation rate. Should this not occur, the Fed may question its tightening regime, as sub-par inflation could keep wages low and portend some economic weakness. The Fed indicated at its December 2017 meeting that it anticipates three more interest rate hikes in 2018. Additionally, the Fed embarked during the fourth calendar quarter on a program reducing the emergency quantitative easing policy put in place to help the economy recover from the 2008 meltdown. This “normalization” of the Fed’s balance sheet will create even more restrictive monetary conditions. The Fed’s tightening monetary policy pushed up the rates of short-term fixed income securities significantly, with the yield on the two-year U.S.

President’s Letter (unaudited) (continued)

Treasury note increasing from 1.19% to end 2017 at 1.89%. Longer-term fixed income securities fared better since they have greater sensitivity to inflation. The yield on the 10-year U.S. Treasury note declined from 2.45% to 2.40% during the annual period, with longer-term investors purchasing bonds spurred by lower than expected inflation.
The U.S. dollar declined approximately 10% on average against major world currencies during the annual period, as measured by the U.S. Dollar Index (“DXY”)3, despite higher interest rates. The U.S. dollar’s weakness reflected broader economic expansion, repatriation of corporate profits abroad encouraged by the new tax bill, and reduced trade tensions.
Equity Market Review
U.S. equities, as measured by the S&P 500® Index4, gained 21.83% during the 12 months ended December 31, 2017, marking the eighth consecutive year of gains, making this, as of the end of the annual period, the second-oldest bull market in history. Further, the S&P 500® Index advanced for all 12 months in 2017, a feat never before accomplished in a single calendar year. U.S. equity market volatility was at historic lows. Such performance was buoyed by improving global economic and corporate earnings growth. International equities, both developed and emerging, as measured by the MSCI EAFE Index4 and MSCI Emerging Markets Index4, respectively, outperformed the U.S. equity market. The benefits of a broad earnings recovery and ongoing, albeit slow, economic expansion were greater in markets outside of the relatively advanced U.S. market. Indeed, the Asian region led global equity market performance, driven by Hong Kong and India. Emerging markets equities performed especially strongly, as fears that the U.S. Administration would negatively impact global trade by disengaging from the North American Free Trade Agreement, canceling free-trade pacts with countries such as South Korea, and declaring Chinese currency manipulation, did not materialize. Rather, the U.S. encouraged its partners to pursue fairer international trade policies, which reinforced pro-growth policies.
As 2017 began, U.S. equities rallied to new highs on prospects of deregulation, tax reform and infrastructure spending as well as on stronger economic data. Despite political uncertainty and concerns about protectionism, U.S. equities continued to rally for the first quarter overall. In March, the Fed raised interest rates for the third time since the 2008 global financial crisis. U.S. equities then continued to climb higher during the second quarter on strong earnings results and receding European political risk. Market expectations for pro-growth U.S. fiscal policy were dampened by developments in Washington D.C. Still, the Fed raised the targeted federal funds rate 25 basis points in June, citing ongoing strength in the labor market and a pick-up in household spending and business fixed investment. During the second half of the year, U.S. economic activity and labor market data showed rather consistent strength, which supported U.S. equity performance throughout. U.S. equities gained additional momentum toward the end of the annual period from the passage of a tax reform bill that reduced the corporate tax rate from 35% to 21%. The Fed’s third rate hike of 2017 in December had been widely expected and did nothing to disrupt the upward market trend.
In a reversal from 2016, growth stocks outperformed value stocks by a wide margin across the capitalization spectrum of the U.S. equity market for the annual period overall. In another reversal from 2016, large-cap stocks performed best, followed by mid-cap stocks and then at some distance by small-cap stocks, though each market capitalization segment of the U.S. equity market generated solid double-digit gains during the annual period. (All as measured by the Russell U.S. Indexes.)
In the S&P 500® Index, the best performing sector was information technology, followed by materials, consumer discretionary, financials and health care, each of which posted double-digit gains that outpaced the broad S&P 500® Index during the annual period. The weakest performing sectors in the S&P 500® Index during the annual period were telecommunication services and energy, the only two to post negative absolute returns, followed by real estate, which was comparatively weak but generated a positive return. These weaker sectors were negatively affected by higher interest rates, competitive margin pressures and lower natural gas prices. During the second half of 2017, oil prices reversed declines from the first half of the year, ending the annual period at more than $60 per barrel, the highest level since June 2015. OPEC discipline and cooperation with non-OPEC producers enabled oil prices to withstand competitive pressures from U.S. shale production.
Fixed Income Market Review
The broad U.S. investment grade fixed income market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index5, posted a return of 3.54% during the annual period. Less accommodative central bank policy both domestically and globally put pressure on shorter-term interest rates, while longer-term rates declined due to lower than expected inflation. This caused a flattening of the yield curve. (A flattening yield curve is one in which the differential in yields of securities with various maturities narrows.) Interest rates on maturities of five years or less rose during the annual period, while interest rates on maturities of beyond 10 years and longer declined.
More specifically, the yield on the three-month U.S. Treasury bill rose approximately 77 basis points, the yield on the two-year U.S. Treasury note increased approximately 70 basis points, and the yield on the five-year U.S. Treasury note rose approximately 27 basis points. The yield on the bellwether 10-year U.S. Treasury note decreased approximately 5 basis points, and the yield on the 30-year U.S. Treasury bond declined approximately 32 basis points during the annual period.
Corporate bonds, both investment grade and high yield, benefited during the annual period from investors’ preference for riskier assets. Consequently, higher rated bonds tended to lag lower rated bonds, and high yield corporate bonds posted the strongest fixed income returns for the 12 months ended December 31, 2017. Longer maturity bonds bested bonds with shorter maturities, as bonds with shorter maturities proved most vulnerable to the Fed’s interest rate hikes. Corporate bond supply was not robust enough to meet strong demand, leading to the tightening of most corporate bond subsectors. However, energy-related bond spreads, or yield differentials to U.S. Treasuries, were choppier, reflecting some volatility in energy prices. Still, market volatility overall was relatively low in the bond market, with bonds trading in a relatively tight range. U.S. Treasuries were weak performers against this backdrop of spread tightening for risk assets.
* * *
We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures for more than 65 years—based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics.
If you have any questions or would like additional information on these or other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com.
Sincerely,
Mitchell Appel
President of the Value Line Funds
Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus. A copy of our funds’ prospectuses can be obtained free of charge by going to our website at www.vlfunds.com or calling toll-free 800.243.2729.
The Value Line Funds are distributed by EULAV Securities LLC.*
Data, rankings and ratings are based on the Investor Share Class of the Fund.

Morningstar, Inc. is an investment research and investment management firm headquartered in Chicago, Illinois, United States.

The Morningstar Rating™ for funds, or “star rating”, is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product’s monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics. The weights are: 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10-year overall star rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods.

i
For Value Line Premier Growth Fund, Inc.: Morningstar Risk: Low for the 3-year and 5-year periods ended December 31, 2017; Below Average for the 10-year and overall periods ended December 31, 2017.

ii
For Value Line Mid Cap Focused Fund, Inc.: Morningstar Risk: Low for the 3-year-5-year, 10-year and overall periods ended December 31, 2017.

iii
For Value Line Income and Growth Fund: Four-star rating for 5-year (279 funds) and overall (316) periods ended December 31, 2017; three-star rating for 3-year (316 funds) period ended December 31, 2017; and five-star rating for 10-year (201 funds) period ended December 31, 2017. All in the allocation-70% to 85% equity category. Morningstar Return: High for the 10-year and overall periods ended December 31, 2017; Above Average for the 3-year and 5-year periods ended December 31, 2017. Morningstar Risk: Low for the 10-year and overall periodsended December 31, 2017; Above Average for the 3-year and 5-year periods ended December 31, 2017.

iv
For Value Line Larger Companies Focused Fund, Inc.: Morningstar Risk: Below Average for 10-year and overall periods ended December 31, 2017; High for 3-year period ended December 31, 2017; Above Average for 5-year period ended December 31, 2017.

5

President’s Letter (unaudited) (continued)

The U.S. Dollar Index (DXY) is a measure of the value of the U.S. dollar relative to a basket of foreign currencies, often referred to as a basket of U.S. trade partners’ currencies.

The S&P 500® Index consists of 500 stocks that are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ national Market System and is representative of the broad stock market. The MSCI EAFE Index is an equity index that captures large-cap and mid-cap representation across 21 developed markets countries around the world, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The MSCI Emerging Markets Index captures large-cap and mid-cap representation across 24 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. These are unmanaged indices and do not reflect charges, expenses or taxes, and it is not possible to directly invest in these indices.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS. This is an unmanaged index and does not reflect charges, expenses or taxes, which are deducted from the Fund’s return. It is not possible to directly invest in this index.

VALUE LINE PREMIER GROWTH FUND, INC.

INVESTMENT OBJECTIVE AND STRATEGY (condensed) (unaudited)
The Fund’s sole investment objective is long-term growth of capital.
To achieve the Fund’s goal, the Adviser invests at least 80% of the Fund’s net assets in a diversified portfolio of U.S. equity securities with favorable growth prospects. In selecting securities for purchase or sale, the Adviser generally analyzes the issuer of a security using fundamental factors such as growth potential and earnings estimates and quantitative factors such as historical earnings, earnings momentum and price momentum. The Fund may invest in small, mid or large capitalization companies, including foreign companies. There are no set limitations of investments according to a company’s size, or to a sector weighting.
Manager Discussion of Fund Performance
Below, Value Line Premier Growth Fund, Inc. portfolio manager Stephen E. Grant discusses the Fund’s performance and positioning for the 12 months ended December 31, 2017.
How did the Fund perform during the annual period?
The Fund generated a total return of 22.32% during the 12 months ended December 31, 2017. This compares to the 21.83% return of the Fund’s benchmark, the S&P 500® Index, during the same annual period.
What key factors were responsible for the Fund’s performance during the 12-month reporting period?
The Fund outperformed the S&P 500® Index during the 12-month reporting period, driven primarily by stock selection overall. Sector allocation decisions as a whole also contributed positively, albeit modestly.
Further, during the annual period, growth-oriented stocks outpaced value-oriented stocks by a wide margin, a reversal of the prior year’s imbalance. This style preference by investors generally proved a plus for the Fund, which emphasizes growth over value. On the other hand, large-cap stocks led the way, with significantly greater gains than mid- and small-cap stocks. This capitalization trend handicapped the Fund’s results relative to the S&P 500® Index, since the Fund emphasizes mid-cap securities. The annual period also saw information technology and other higher-beta stocks drive the broad U.S. equity market higher. That, too, was a detractor from the Fund’s relative performance, as the Fund seeks to invest primarily in higher quality, more consistent, less volatile stocks.
Which equity market sectors most significantly affected Fund performance?
The Fund benefited most from having no allocation at all to either the energy or telecommunication services sectors, as each posted a negative absolute return during the annual period. Also, the Fund enjoyed positive results in all sectors of the S&P 500® Index in which it was invested. In particular, effective stock selection in the health care, real estate and industrials sectors boosted the Fund’s relative performance.
These positive contributors were partially offset by the detracting effect of weak stock selection in the consumer discretionary and materials sectors. Having an underweight to the strongly performing information technology sector also dampened relative results. Specifically, the Fund did not own Apple, Microsoft or Facebook, each of which posted sizable gains during the annual period. However, the Fund’s strategy is to invest in securities lower on the capitalization spectrum. It does not typically invest in giant, mega-cap companies, with investment research and investment management firm Morningstar placing the Fund in its mid-cap growth category.
What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most to the Fund’s relative results were software developer Ansys, India-based bank HDFC Bank and health care-related weighing instruments manufacturer Mettler-Toledo International. Each of these stocks enjoyed robust double-digit gains during the annual period on strong quarterly operating results. A position in C.R. Bard, which designs, manufactures, packages, distributes and sells medical, surgical, diagnostic and patient care devices, was also a top positive contributor to the Fund’s relative results, with its shares increasing on the back of a takeover offer from Becton Dickinson. Similarly, a position in Illumina, a genome sequencing device maker, boosted relative results, on strong fundamentals and healthy demand. The Fund’s relative results also benefited from not owning a position in industrials, technology and financials conglomerate General Electric, whose shares experienced a double-digit decline during the annual period.
Which stocks detracted significantly from the Fund’s performance during the annual period?
Acuity Brands, which designs, produces and distributes a full range of indoor and outdoor lighting and control systems for commercial and institutional, industrial, infrastructure and residential applications, detracted from the Fund’s results. Its shares declined during the annual period on weaker than expected quarterly operating results. Two auto parts retailers within the consumer discretionary sector also detracted from the Fund’s performance during the annual period—AutoZone and O’Reilly Automotive. Each of these company’s stocks experienced double-digit declines in part due to a potential future competitive threat from Amazon.com.

VALUE LINE PREMIER GROWTH FUND, INC.
(continued)

How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
Did the Fund make any significant purchases or sales during the annual period?
During the annual period, a stock and cash acquisition of the Fund’s holding in Reynolds American transformed that holding into a smaller holding of British American Tobacco. In the same way, a position in C.R. Bard transformed into a smaller holding of its acquirer Becton Dickinson. At the end of the annual period, we retained these two new holdings in the Fund because we believe their already-good operating momentum is likely to be augmented by the acquisitions. Also during the annual period, we established a new Fund position in Cintas, which provides a variety of commercial services, as, in our view, the company is delivering consistent, attractive growth in both earnings and stock price.
Among the larger eliminations from the Fund’s portfolio were positions in two health care stocks—physician management services provider Mednax and full service pharmacy benefit management and specialty managed care company Express Scripts. In each case, the company has no longer been generating the consistent long-term growth we seek.
Were there any notable changes in the Fund’s weightings during the 12-month period?
There were no material changes in the Fund’s sector weightings during the 12-month period ended December 31, 2017.
How was the Fund positioned relative to its benchmark index at the end of December 2017?
As of December 31, 2017, the Fund was overweighted relative to the S&P 500® Index in the industrials and materials sectors. The Fund was underweighted relative to the S&P 500® Index in the financials, information technology and consumer discretionary sectors. The Fund was rather neutrally weighted relative to the Index in the consumer staples, health care and real estate sectors and had no allocations at all to the energy, telecommunication services or utilities sectors on the same date.
What is your tactical view and strategy for the months ahead?
Regardless of market conditions, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. In our view, these companies possess attractive portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. At the same time, we believe the underlying stocks of these companies tend to be less volatile than the average stock in the S&P 500® Index. By maintaining our investment discipline, the Fund has historically provided a smoother ride to investors than its peer group averages. Putting aside short-term ebbs and flows in the equity market, we believe the Fund’s investments are likely to provide superior returns to our shareholders over the long term.

Value Line Premier Growth Fund, Inc.
Portfolio Highlights at December 31, 2017 (unaudited)

Ten Largest Holdings
Issue	Shares	Value	Percentage of Net Assets
Waste Connections, Inc.	173,700	$12,322,278	3.6%
Mettler-Toledo International, Inc.	17,700	10,965,504	3.2%
Toro Co. (The)	158,600	10,345,478	3.0%
Roper Technologies, Inc.	39,000	10,101,000	3.0%
Teledyne Technologies, Inc.	50,200	9,093,730	2.7%
ANSYS, Inc.	61,600	9,091,544	2.7%
IDEXX Laboratories, Inc.	57,400	8,976,212	2.6%
Fiserv, Inc.	68,400	8,969,292	2.6%
AMETEK, Inc.	103,750	7,518,763	2.2%
Ultimate Software Group, Inc. (The)	32,500	7,092,475	2.1%
Total			27.7%
Asset Allocation – Percentage of Net Assets

Cash & Other Assets - Net 4.1%
Common Stocks 95.9%

Sector Weightings – Percentage of Total Investment Securities*
*
Sector weightings exclude short-term investments.

Value Line Premier Growth Fund, Inc.
Portfolio Highlights at December 31, 2017 (unaudited) (continued)

The following graph compares the performance of the Value Line Premier Growth Fund, Inc. to that of the S&P 500® Index (the “Index”). The Value Line Premier Growth Fund, Inc. is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The returns for the Index do not reflect charges, expenses or taxes, but do include the reinvestment of dividends, if any. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in the Value Line Premier Growth Fund, Inc. and the S&P 500® Index*

Performance Data: **
Average Annual Total Return
1 year ended 12/31/17	22.32%
5 years ended 12/31/17	12.13%
10 years ended 12/31/17	7.72%
*
The S&P 500® Index is an unmanaged index that is representative of the larger-capitalization stocks traded in the United States.

**
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of  $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Value Line Premier Growth Fund, Inc.
Schedule of Investments	December 31, 2017

Shares		Value
COMMON STOCKS (95.9%)
CONSUMER DISCRETIONARY (7.3%)
	DISTRIBUTION & WHOLESALE (1.3%)
112,000	LKQ Corp.*	$4,555,040
	RETAIL (6.0%)
7,400	AutoZone, Inc.*	5,264,138
15,000	Dollar Tree, Inc.*	1,609,650
16,200	Domino’s Pizza, Inc.(1)	3,061,152
22,600	O'Reilly Automotive, Inc.*(1)	5,436,204
65,600	TJX Companies, Inc. (The)	5,015,776
		20,386,920
		24,941,960
CONSUMER STAPLES (7.8%)
	AGRICULTURE (0.9%)
44,184	British American Tobacco PLC ADR(1)	2,959,886
	BEVERAGES (0.9%)
42,600	Brown-Forman Corp. Class B(1)	2,925,342
	FOOD (2.3%)
64,000	General Mills, Inc.(1)	3,794,560
96,000	Hormel Foods Corp.(1)	3,493,440
5,000	McCormick & Co., Inc.(1)	509,550
		7,797,550
	HOUSEHOLD PRODUCTS (2.3%)
134,800	Church & Dwight Co., Inc.	6,762,916
10,300	Spectrum Brands Holdings, Inc.(1)	1,157,720
		7,920,636
	RETAIL (1.4%)
26,000	Costco Wholesale Corp.	4,839,120
		26,442,534
FINANCIALS (5.1%)
	BANKS (1.8%)
59,500	HDFC Bank Ltd. ADR	6,049,365
	COMMERCIAL SERVICES (0.1%)
2,400	MarketAxess Holdings, Inc.(1)	484,200
	DIVERSIFIED FINANCIAL SERVICES (0.1%)
8,000	E*TRADE Financial Corp.*	396,560
	INSURANCE (2.5%)
3,000	Alleghany Corp.*	1,788,270
45,000	Arch Capital Group, Ltd.*	4,084,650
Shares		Value
FINANCIALS (5.1%) (continued)
	INSURANCE (2.5%) (continued)
1,800	Assurant, Inc.	$181,512
14,000	Chubb, Ltd.	2,045,820
3,500	RenaissanceRe Holdings, Ltd.(1)	439,565
		8,539,817
	REITS (0.6%)
23,200	Equity Lifestyle Properties, Inc. REIT	2,065,264
		17,535,206
HEALTHCARE (14.5%)
	BIOTECHNOLOGY (2.7%)
33,800	Alexion Pharmaceuticals, Inc.*	4,042,142
23,000	Illumina, Inc.*	5,025,270
		9,067,412
	ELECTRONICS (3.2%)
17,700	Mettler-Toledo International, Inc.*	10,965,504
	HEALTHCARE PRODUCTS (7.2%)
3,000	Align Technology, Inc.*	666,570
11,474	Becton Dickinson & Co.	2,456,129
61,000	Danaher Corp.	5,662,020
20,100	DENTSPLY SIRONA, Inc.	1,323,183
77,600	Henry Schein, Inc.*(1)	5,422,688
57,400	IDEXX Laboratories, Inc.*	8,976,212
		24,506,802
	PHARMACEUTICALS (0.8%)
54,000	Novo Nordisk A/S ADR	2,898,180
	SOFTWARE (0.6%)
32,500	Cerner Corp.*	2,190,175
		49,628,073
INDUSTRIALS (32.6%)
	AEROSPACE & DEFENSE (6.4%)
38,452	HEICO Corp.(1)	3,627,946
15,800	Northrop Grumman Corp.	4,849,178
6,000	Spirit AeroSystems Holdings, Inc. Class A	523,500
50,200	Teledyne Technologies, Inc.*	9,093,730
13,300	TransDigm Group, Inc.(1)	3,652,446
		21,746,800
Shares		Value
INDUSTRIALS (32.6%) (continued)
	BUILDING MATERIALS (0.5%)
26,600	Fortune Brands Home & Security, Inc.(1)	$1,820,504
	COMMERCIAL SERVICES (3.6%)
5,700	Cintas Corp.(1)	888,231
14,800	Equifax, Inc.	1,745,216
66,152	IHS Markit, Ltd.*	2,986,763
146,900	Rollins, Inc.(1)	6,835,257
		12,455,467
	ELECTRICAL EQUIPMENT (3.8%)
25,300	Acuity Brands, Inc.(1)	4,452,800
103,750	AMETEK, Inc.	7,518,763
13,100	EnerSys	912,153
		12,883,716
	ENVIRONMENTAL CONTROL (5.1%)
38,500	Republic Services, Inc.	2,602,985
37,600	Stericycle, Inc.*(1)	2,556,424
173,700	Waste Connections, Inc.	12,322,278
		17,481,687
	HAND & MACHINE TOOLS (1.8%)
11,119	Lincoln Electric Holdings, Inc.	1,018,278
28,500	Snap-on, Inc.(1)	4,967,550
		5,985,828
	HOUSEWARES (3.0%)
158,600	Toro Co. (The)	10,345,478
	MACHINERY DIVERSIFIED (4.7%)
12,900	Graco, Inc.	583,338
31,850	IDEX Corp.(1)	4,203,244
8,000	Middleby Corp. (The)*	1,079,600
39,000	Roper Technologies, Inc.	10,101,000
		15,967,182
	MISCELLANEOUS MANUFACTURERS (1.0%)
28,600	AO Smith Corp.(1)	1,752,608
16,000	Carlisle Companies, Inc.	1,818,400
		3,571,008
	TRANSPORTATION (2.7%)
62,800	Canadian National Railway Co.	5,181,000
33,000	J.B. Hunt Transport Services, Inc.	3,794,340
4,000	XPO Logistics, Inc.*(1)	366,360
		9,341,700
		111,599,370

See Notes to Financial Statements.

Schedule of Investments (continued)

Shares		Value
COMMON STOCKS (95.9%) (continued)
INFORMATION TECHNOLOGY (18.9%)
	COMMERCIAL SERVICES (1.0%)
25,700	WEX, Inc.*(1)	$3,629,611
	COMPUTERS (2.0%)
44,000	Accenture PLC Class A	6,735,960
	DIVERSIFIED FINANCIAL SERVICES (1.7%)
38,000	MasterCard, Inc. Class A	5,751,680
	ELECTRONICS (2.1%)
78,400	Amphenol Corp. Class A(1)	6,883,520
7,000	Trimble, Inc.*(1)	284,480
		7,168,000
	SEMICONDUCTORS (0.1%)
1,500	IPG Photonics Corp.*	321,195
	SOFTWARE (11.8%)
61,600	ANSYS, Inc.*	9,091,544
4,000	Autodesk, Inc.*	419,320
4,600	Broadridge Financial Solutions, Inc.	416,668
17,000	Cadence Design Systems, Inc.*	710,940
4,700	Fair Isaac Corp.	720,040
68,400	Fiserv, Inc.*	8,969,292
28,400	Intuit, Inc.	4,480,952
1,800	Jack Henry & Associates, Inc.(1)	210,528
62,000	Salesforce.com, Inc.*	6,338,260
8,000	ServiceNow, Inc.*	1,043,120
4,500	Tyler Technologies, Inc.*	796,725
32,500	Ultimate Software Group, Inc. (The)*(1)	7,092,475
		40,289,864
Shares		Value
INFORMATION TECHNOLOGY (18.9%) (continued)
	TELECOMMUNICATIONS (0.2%)
2,800	Arista Networks, Inc.*(1)	$659,624
		64,555,934
MATERIALS (7.2%)
	CHEMICALS (2.1%)
15,000	Air Products & Chemicals, Inc.	2,461,200
40,000	FMC Corp.(1)	3,786,400
2,300	NewMarket Corp.	913,997
		7,161,597
	COMMERCIAL SERVICES (1.9%)
48,400	Ecolab, Inc.	6,494,312
	HOUSEWARES (0.7%)
20,200	Scotts Miracle-Gro Co. (The)(1)	2,161,198
	MISCELLANEOUS MANUFACTURERS (0.5%)
21,000	AptarGroup, Inc.	1,811,880
	PACKAGING & CONTAINERS (2.0%)
98,800	Ball Corp.(1)	3,739,580
13,800	Berry Global Group, Inc.*	809,646
42,000	Crown Holdings, Inc.*	2,362,500
		6,911,726
		24,540,713
REAL ESTATE (1.3%)
	REITS (1.3%)
31,600	American Tower Corp. REIT	4,508,372
TELECOMMUNICATION SERVICES (1.2%)
	REITS (1.2%)
25,300	SBA Communications Corp. REIT*	4,133,008
Shares		Value
TOTAL COMMON STOCKS (Cost $136,491,623) (95.9%)		$327,885,170
SHORT-TERM INVESTMENTS (3.2%)
	MONEY MARKET FUNDS (3.2%)
5,516,350	State Street Institutional U.S. Government Money Market Fund, Premier Class	5,516,350
5,500,439	State Street Navigator Securities Lending Government Money Market Portfolio(2)	5,500,439
TOTAL SHORT-TERM INVESTMENTS (Cost $11,016,789) (3.2%)		11,016,789
TOTAL INVESTMENT SECURITIES (99.1%) (Cost $147,508,412)		$338,901,959
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (0.9%)		3,154,364
NET ASSETS (100%)		$342,056,323
*
Non-income producing.

(1)
A portion or all of the security was held on loan. As of December 31, 2017, the market value of the securities on loan was $54,958,838.

(2)
Securities with an aggregate market value of  $54,958,838 were out on loan in exchange for $5,500,439 of cash collateral as of December 31, 2017. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1(J) in the Notes to Financial Statements.

ADR
American Depositary Receipt.

REIT
Real Estate Investment Trust.

The following table summarizes the inputs used to value the Fund’s investments in securities as of December 31, 2017 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$327,885,170	$—	$—	$327,885,170
Short-Term Investments	11,016,789	—	—	11,016,789
Total Investments in Securities	$338,901,959	$—	$—	$338,901,959
*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

VALUE LINE MID CAP FOCUSED FUND, INC.

INVESTMENT OBJECTIVE AND STRATEGY (condensed) (unaudited)
The Fund’s sole investment objective is long-term growth of capital.
To achieve the Fund’s investment objective, the Adviser invests substantially all of the Fund’s net assets in common stocks. Under normal circumstances, the Adviser invests at least 80% of the Fund’s assets in common stocks and other equity securities of mid-sized companies (the “80% Policy”). The Fund considers companies to be mid-sized if they have market capitalizations between $3 billion and $20 billion at the time of purchase. The 80% policy can be changed without shareholder approval upon at least 60 days, prior written notice. Under normal circumstances, the Adviser expects that the Fund’s portfolio will generally consist of positions in 25 to 50 companies. The Fund is actively managed by the Adviser, which seeks to purchase mid-cap growth companies that have fundamentally strong market positions in growing industries that may enable those companies to increase future sales and earnings at an above average pace in the coming years. During the investment selection process, the Adviser performs fundamental and quantitative analysis on each company and utilizes the rankings of companies by the Value Line Timeliness™ Ranking System (the “Ranking System”) to assist in selecting securities for purchase. The Ranking System is a proprietary quantitative system that compares an estimate of the probable market performance of each stock within a universe during the next six to twelve months to that of all stocks within that universe and ranks stocks on a scale of 1 (highest) to 5 (lowest). The universe followed by the Ranking System consists of stocks of approximately 1,700 companies accounting for approximately 90% of the market capitalization of all stocks traded on the U.S. securities exchanges. All the stocks followed by the Ranking System are listed on U.S. stock exchanges or traded in the U.S. over-the-counter markets.
Manager Discussion of Fund Performance
Below, Value Line Mid Cap Focused Fund, Inc. portfolio manager Stephen E. Grant discusses the Fund’s performance and positioning for the 12 months ended December 31, 2017.
How did the Fund perform during the annual period?
The Fund’s Investor Class generated a total return of 19.84% during the 12 months ended December 31, 2017. This compares to the 21.83% return of the Fund’s benchmark, the S&P 500® Index, during the same annual period.
What key factors were responsible for the Fund’s performance during the 12-month reporting period?
The Fund underperformed the S&P 500® Index during the 12-month reporting period, driven primarily by stock selection overall. Sector allocation decisions as a whole also detracted, albeit modestly.
Further, during the annual period, large-cap stocks led the way, with significantly greater gains than mid- and small-cap stocks. This capitalization trend handicapped the Fund’s results relative to the S&P 500® Index, since the Fund emphasizes mid-cap securities. The annual period also saw information technology and other higher-beta stocks drive the broad U.S. equity market higher. That, too, was a detractor from the Fund’s relative performance, as the Fund seeks to invest primarily in higher quality, more consistent, less volatile stocks. On the other hand, during the annual period, growth-oriented stocks outpaced value-oriented stocks by a wide margin, a reversal of the prior year’s imbalance. This style preference by investors at large proved a plus for the Fund, which emphasizes growth over value.
Which equity market sectors most significantly affected Fund performance?
The Fund was hurt most by weak stock selection in the information technology sector. Specifically, the Fund did not own giant, mega-cap companies Apple, Microsoft or Facebook, each of which posted sizable gains during the annual period. However, with an investment strategy focused on mid-sized companies, the Fund’s strategy is to invest in securities lower on the capitalization spectrum. Weak stock selection in the consumer discretionary and consumer staples sectors also detracted as did having an overweighted allocation to the consumer staples sector, which lagged the S&P 500® Index during the annual period.
These detractors were partially offset by the positive effect of strong stock selection in the industrials and health care sectors. Having no exposure to energy or telecommunication services, which were the two weakest sectors in the S&P 500® Index during the annual period, also boosted the Fund’s relative results.
Which stocks detracted significantly from the Fund’s performance during the annual period?
During the annual period, the Fund was hurt by its position in Advanced Auto Parts, whose stock experienced a double-digit decline, as the entire auto parts retailing industry fell under the shadow of Amazon.com, a potential future competitor in the field. Positions in Casey’s General Stores, which operates convenience stores in the U.S. midwest, and in Henry Schein, which distributes health care products and services including practice management software, also detracted from the Fund’s performance during the annual period. Each of these companies’ stocks declined in response to weaker than expected operating results.

VALUE LINE MID CAP FOCUSED FUND, INC.
(continued)

What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most to the Fund’s relative results were software developer Ansys, electronic subsystems and instrumentation provider to the aerospace and defense industries Teledyne Technologies and health care-related weighing instruments manufacturer Mettler-Toledo International. Shares of each of these companies enjoyed robust double-digit gains during the annual period in response to strong operating results.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
Did the Fund make any significant purchases or sales during the annual period?
This focused Fund ended the annual period with 36 holdings in its portfolio, compared to 40 at the start of the calendar year. We eliminated some holdings that we believe have diminishing long-term growth prospects, including off-price apparel and home fashion retailer TJX and meat and food products manufacturer Hormel Foods. In our view, these holdings’ share price appreciation had become less consistent in recent years. Also, medical device manufacturer C.R. Bard was eliminated from the Fund’s portfolio, replaced on the final day of 2017 by cash and by stock in its acquirer Becton Dickinson. At the end of the annual period, we intended to retain the new shares with the view that Becton Dickinson’s already-strong operating momentum is likely to be augmented by the acquisition.
We established a new Fund position during the annual period in insurance company American Financial Group because of what we view as its strong current operations and long history of consistent growth in earnings and stock price.
Were there any notable changes in the Fund’s weightings during the 12-month period?
During the annual period, we reduced the Fund’s overweighted allocation to materials to a rather neutral weighting relative to that of the S&P 500® Index. There were no other material changes in the Fund’s sector weightings during the 12-month period ended December 31, 2017.
How was the Fund positioned relative to its benchmark index at the end of December 2017?
As of December 31, 2017, the Fund was overweighted relative to the S&P 500® Index in the industrials and consumer staples sectors. The Fund was underweighted relative to the S&P 500® Index in the financials and consumer discretionary sectors and was rather neutrally weighted relative to the Index in the materials, information technology and health care sectors on the same date. On December 31, 2017, the Fund held no positions at all in the telecommunication services, energy, utilities or real estate sectors.
What is your tactical view and strategy for the months ahead?
Regardless of market conditions, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. In our view, these companies possess attractive portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. At the same time, we believe the underlying stocks of these companies tend to be less volatile than the average stock in the S&P 500® Index. By maintaining our investment discipline, the Fund has historically provided a smoother ride to investors than its peer group averages. Putting aside short-term ebbs and flows in the equity market, we believe the Fund’s investments are likely to provide superior returns to our shareholders over the long term.

Value Line Mid Cap Focused Fund, Inc.
Portfolio Highlights at December 31, 2017 (unaudited)

Ten Largest Holdings
Issue	Shares	Value	Percentage of Net Assets
IDEXX Laboratories, Inc.	42,400	$6,630,512	4.5%
Teledyne Technologies, Inc.	35,900	6,503,285	4.4%
Waste Connections, Inc.	91,650	6,501,651	4.4%
Rollins, Inc.	137,400	6,393,222	4.3%
Mettler-Toledo International, Inc.	9,700	6,009,344	4.0%
Fiserv, Inc.	43,400	5,691,042	3.8%
Toro Co. (The)	85,600	5,583,688	3.8%
Roper Technologies, Inc.	21,400	5,542,600	3.7%
Amphenol Corp.	62,100	5,452,380	3.7%
ANSYS, Inc.	36,200	5,342,758	3.6%
Total			40.2%
Asset Allocation – Percentage of Net Assets

Cash & Other
Assets - Net 4.2%
Common Stocks
95.8%

Sector Weightings – Percentage of Total Investment Securities*
*
Sector weightings exclude short-term investments.

Value Line Mid Cap Focused Fund, Inc.
Portfolio Highlights at December 31, 2017 (unaudited) (continued)

The following graph compares the performance of the Value Line Mid Cap Focused Fund, Inc. to that of the S&P 500® Index (the “Index”). The Value Line Mid Cap Focused Fund, Inc. is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The returns for the Index do not reflect charges, expenses or taxes, but do include the reinvestment of dividends, if any. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in the Value Line Mid Cap Focused Fund, Inc. and the S&P 500® Index*

Performance Data: **
Average Annual Total Return
Investor Class
1 year ended 12/31/17	19.84%
5 years ended 12/31/17	14.09%
10 years ended 12/31/17	5.03%
*
The S&P 500® Index is an unmanaged index that is representative of the larger-capitalization stocks traded in the United States.

**
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of  $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Value Line Mid Cap Focused Fund, Inc.
Schedule of Investments	December 31, 2017

Shares		Value
COMMON STOCKS (95.8%)
CONSUMER DISCRETIONARY (2.8%)
	DISTRIBUTION & WHOLESALE (2.0%)
71,800	LKQ Corp.*	$2,920,106
	RETAIL (0.8%)
12,200	Advance Auto Parts, Inc.	1,216,218
		4,136,324
CONSUMER STAPLES (9.9%)
	FOOD (5.4%)
31,000	J&J Snack Foods Corp.	4,706,730
33,100	McCormick & Co., Inc.	3,373,221
		8,079,951
	HOUSEHOLD PRODUCTS (2.1%)
62,000	Church & Dwight Co., Inc.	3,110,540
	RETAIL (2.4%)
31,800	Casey’s General Stores, Inc.(1)	3,559,692
		14,750,183
FINANCIALS (4.0%)
	INSURANCE (4.0%)
8,000	American Financial Group, Inc.	868,320
55,900	Arch Capital Group, Ltd.*	5,074,043
		5,942,363
HEALTHCARE (13.5%)
	ELECTRONICS (4.1%)
9,700	Mettler-Toledo International, Inc.*	6,009,344
	HEALTHCARE PRODUCTS (9.4%)
8,225	Becton Dickinson & Co.	1,760,588
26,700	Danaher Corp.	2,478,294
45,400	Henry Schein, Inc.*	3,172,552
42,400	IDEXX Laboratories, Inc.*	6,630,512
		14,041,946
		20,051,290
INDUSTRIALS (36.2%)
	AEROSPACE & DEFENSE (10.0%)
47,478	HEICO Corp.(1)	4,479,549
35,900	Teledyne Technologies, Inc.*	6,503,285
14,100	TransDigm Group, Inc.(1)	3,872,142
		14,854,976
	COMMERCIAL SERVICES (4.3%)
137,400	Rollins, Inc.	6,393,222
Shares		Value
INDUSTRIALS (36.2%) (continued)
	ELECTRICAL EQUIPMENT (2.8%)
56,750	AMETEK, Inc.	$4,112,673
	ENVIRONMENTAL CONTROL (4.6%)
5,900	Stericycle, Inc.*	401,141
91,650	Waste Connections, Inc.	6,501,651
		6,902,792
	HAND & MACHINE TOOLS (2.5%)
21,400	Snap-on, Inc.(1)	3,730,020
	HOUSEWARES (3.8%)
85,600	Toro Co. (The)	5,583,688
	MACHINERY DIVERSIFIED (6.1%)
26,300	Middleby Corp. (The)*	3,549,185
21,400	Roper Technologies, Inc.	5,542,600
		9,091,785
	MISCELLANEOUS MANUFACTURERS (2.1%)
27,500	Carlisle Companies, Inc.	3,125,375
		53,794,531
	INFORMATION TECHNOLOGY (25.6%)
	COMMERCIAL SERVICES (2.8%)
34,400	Gartner, Inc.*	4,236,360
	COMPUTERS (1.1%)
30,000	CGI Group, Inc. Class A*(1)	1,629,900
	ELECTRONICS (3.7%)
62,100	Amphenol Corp. Class A	5,452,380
	SOFTWARE (18.0%)
36,200	ANSYS, Inc.*	5,342,758
43,400	Fiserv, Inc.*	5,691,042
37,800	Jack Henry & Associates, Inc.	4,421,088
96,800	Open Text Corp.	3,452,856
20,600	Tyler Technologies, Inc.*	3,647,230
19,700	Ultimate Software Group, Inc. (The)*(1)	4,299,131
		26,854,105
		38,172,745
MATERIALS (3.8%)
	COMMERCIAL SERVICES (2.1%)
23,000	Ecolab, Inc.	3,086,140
	PACKAGING & CONTAINERS (1.7%)
68,800	Ball Corp.	2,604,080
		5,690,220
TOTAL COMMON STOCKS (Cost $85,531,052) (95.8%)		142,537,656
Shares		Value
SHORT-TERM INVESTMENTS (4.8%)
	MONEY MARKET FUNDS (4.8%)
2,559,021	State Street Institutional U.S. Government Money Market Fund, Premier Class	$2,559,021
4,559,956	State Street Navigator Securities Lending Government Money Market Portfolio(2)	4,559,956
TOTAL SHORT-TERM INVESTMENTS (Cost $7,118,977) (4.8%)		7,118,977
TOTAL INVESTMENT SECURITIES (100.6%) (Cost $92,650,029)		$149,656,633
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (-0.6%)		(892,252)
NET ASSETS (100%)		$148,764,381
*
Non-income producing.

(1)
A portion or all of the security was held on loan. As of December 31, 2017, the market value of the securities on loan was $16,174,447.

(2)
Securities with an aggregate market value of  $16,174,447 were out on loan in exchange for $4,559,956 of cash collateral as of December 31, 2017. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1(J) in the Notes to Financial Statements.

See Notes to Financial Statements.

Schedule of Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments in securities as of December 31, 2017 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$142,537,656	$—	$—	$142,537,656
Short-Term Investments	7,118,977	—	—	7,118,977
Total Investments in Securities	$149,656,633	$—	$—	$149,656,633
*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

VALUE LINE INCOME AND GROWTH FUND, INC.

INVESTMENT OBJECTIVE AND STRATEGY (condensed) (unaudited)
The Fund’s investment objective is income, as high and dependable as is consistent with reasonable risk, and capital growth to increase total return.
To achieve the Fund’s goals, the Adviser invests not less than 70% of the Fund’s net assets in common or preferred stocks or securities convertible into common stock which may or may not pay dividends. The balance of the Fund’s net assets is primarily invested in U.S. government securities, investmentgrade debt securities rated at the time of purchase from the highest (AAA) to medium (BBB) quality, other fixed income securities or cash equivalents. The Fund is actively managed by the Adviser, which seeks to purchase companies that have fundamentally strong market positions in growing industries that may enable those companies to increase future sales and earnings at an above average pace in the coming years. During the investment selection process, the Adviser performs fundamental and quantitative analysis on each company and utilizes the rankings of companies by the Value Line Timeliness™ Ranking System or the Value Line Performance™ Ranking System (the “Ranking Systems”) to assist in selecting securities for purchase or sale. The Ranking Systems are proprietary quantitative systems that compare an estimate ofthe probable market performance of each stock within a universe during the next six to twelve months to that of all stocks within that universe and ranks stocks on a scale of 1 (highest) to 5 (lowest). The universe consists of approximately 1,700 stocks of large-, mid- and small-market capitalization companies for the Value Line Timeliness Ranking System and approximately 2,900 stocks of smaller and mid-sized capitalization companies for the Value Line Performance Ranking System.
Manager Discussion of Fund Performance
Below, Value Line Income and Growth Fund, Inc. portfolio managers Cindy Starke and Liane Rosenberg discuss the Fund’s performance and positioning for the 12 months ended December 31, 2017.
How did the Fund perform during the annual period?
The Fund’s Investor Class generated a total return of 23.86% during the 12 months ended December 31, 2017. This compares to the 14.21% return of the Fund’s blended benchmark, comprised 60% of the S&P 500® Index and 40% of the Bloomberg Barclays U.S. Aggregate Bond Index (the Bloomberg Barclays Index), during the same annual period.
What key factors were responsible for the Fund’s performance during the 12-month reporting period?
The Fund significantly outperformed its blended benchmark, driven by effective asset allocation overall. Its overweight to equities and underweight to fixed income, relative to the blended benchmark, helped, as equities significantly outperformed fixed income during the annual period. Only partially offsetting these positive contributors was the Fund’s allocation to cash, which detracted during this annual period of strong equity and fixed income market performance.
Also, the equity portion of the Fund outperformed the 21.83% return of the S&P 500® Index and the fixed income portion of the Fund outperformed the 3.54% return of the Bloomberg Barclays Index during the annual period.
Both stock selection and sector allocation contributed positively to the equity portion of the Fund’s results. The equity portion of the Fund was invested primarily in large-cap growth stocks. Growth stocks outpaced value stocks during the annual period across the capitalization spectrum, and large-cap growth stocks were the strongest performing segment in the U.S. equity market.
Which equity market sectors most significantly affected Fund performance?
The equity portion of the Fund benefited most from effective stock selection in and having an overweighted allocation to the information technology sector, which was the best performing sector in the S&P 500® Index during the annual period. Stock selection in and having an underweighted allocation to consumer staples, which lagged the S&P 500® Index during the annual period, also contributed positively. Importantly, having no allocation at all to telecommunication services, the weakest performing sector in the S&P 500® Index during the annual period, buoyed the equity portion of the Fund’s relative results as well.
The only two sectors to notably detract from the equity portion of the Fund’s relative results during the annual period were health care and energy. In health care, weak stock selection more than offset the beneficial effect of being overweight the strongly-performing sector. The energy sector was the second-worst performing sector in the S&P 500® Index during the annual period. The equity portion of the Fund was prudently underweight the poorly performing sector but this was more than offset by weak stock selection amongst energy stocks.
What were some of the Fund’s best-performing individual stocks?
Contributing most to the equity portion of the Fund’s relative results were positions in software gaming company Activision Blizzard, biopharmaceutical company Kite Pharma and biotechnology company Vertex Pharmaceuticals.

VALUE LINE INCOME AND GROWTH FUND, INC. (continued)

Shares of Activision Blizzard rose significantly during the annual period, supported by the company’s strong execution and innovation in the large and expanding video game market. Shares of Kite Pharma more than doubled in price during the Fund’s brief holding period, driven by the announcement that the company agreed to be acquired by Gilead Sciences. Kite Pharma is an industry leader in the emerging field of cell immunotherapy, which uses a patient’s own immune cells to fight cancer. The Fund had established a position in Kite Pharma in mid-March 2017, built the position and then trimmed it on strength. We fully liquidated the position following the acquisition announcement in August 2017. Vertex Pharmaceuticals saw its shares achieve a triple-digit price gain during the annual period, supported by its positive clinical trial data, which boosted investors’ confidence in the company’s longer-term opportunities. Vertex Pharmaceuticals’ therapies target the cystic fibrosis market, and its drug pipeline progress significantly expands the size of its treatable patient population. We trimmed the Fund’s positions in Activision Blizzard and Vertex Pharmaceuticals on strength through the annual period.
Which stocks detracted significantly from the Fund’s performance during the annual period?
During the annual period, the stocks that detracted most from the equity portion of the Fund’s performance were two biopharmaceuticals companies in the health care sector, Alexion Pharmaceuticals and Celgene, as well as oil and gas exploration and production company Anadarko Petroleum.
Alexion Pharmaceuticals’ share price decline was rather modest, but the company was a sizable position within the Fund and thus had a substantial effect. Coming out of a weak year in 2016, which included executive management turnover, Alexion Pharmaceuticals remained volatile in 2017. Shares of Celgene experienced a double-digit decline during the annual period due primarily to the company’s pipeline disappointments and lowered longer-term guidance. Shares of Anadarko Petroleum fell significantly during the annual period, driven down in part by declines in oil and gas prices during the first half of the annual period. Anadarko Petroleum’s pressures were further exacerbated by a tragic fire and explosion at the company’s facility in northeastern Colorado, which also impacted surrounding residential and commercial areas, in late April 2017. In each of these cases, we still considered the valuations of the companies attractive and their longer-term growth prospects intact, and so we added to the Fund’s positions in each on share price weakness.
Did the equity portion of the Fund make any significant purchases or sales?
We established a Fund position in Juno Therapeutics, a clinical-stage biotechnology company focused on cellular-based immunotherapies, which use patients’ own immune cells to fight cancer. In our view, Juno Therapeutics operates in an attractive market with only a few pure-play companies, including Kite Pharma, which was acquired by Gilead Sciences in October 2017. (After the close of the annual period, we sold the Fund’s position in Juno Therapeutics upon the January 2018 announcement of its pending acquisition by Celgene.)
We established a Fund position in Zendesk. Zendesk provides software-as-a-service solutions focused on improving customer relationships. The company has grown and expanded its market beyond small and medium businesses to include larger enterprises. Its value proposition, including pricing, positions the company well, in our view, against large competitors, including Oracle and Salesforce.com. We believe Zendesk’s execution has been strong and that its revenues could grow significantly over the new few years.
We established a Fund position in Intel following its announced acquisition of Mobileye during the first quarter of 2017. Mobileye is a developer of vision-based advanced driver-assistance systems and is involved in the autonomous vehicle market. The acquisition enhanced Intel’s portfolio and provided, in our view, growth opportunity for the semiconductor bellwether. Since its founding approximately 50 years ago, Intel has grown into the world’s second-largest semiconductor chip maker and has diversified its portfolio from the personal computer market into growth areas, including data centers and the Internet of Things. (The Internet of Things is the interconnection of uniquely identifiable embedded computing devices within the existing Internet infrastructure.)
Conversely, in addition to the sale of Kite Pharma, mentioned earlier, we sold the Fund’s position in specialty retailer Urban Outfitters, with the sale triggered by the company’s deteriorating fundamentals, including disappointing sales. Lower sales and increased investments pressured its margins, prompting lower estimates. Given the challenging retail environment and lack of stock catalysts, we opted to sell the position.
Were there any notable changes in the equity portion of the Fund’s weightings during the 12-month period?
During the annual period, the Fund’s allocations to the health care, information technology and consumer staples sectors increased relative to the S&P 500® Index, and its relative positions in the consumer discretionary, financials and real estate sectors decreased. The Fund’s exposure to the materials sector was eliminated completely.
How was the equity portion of the Fund positioned relative to its benchmark index at the end of December 2017?
As of December 31, 2017, the Fund was overweighted relative to the S&P 500® Index in the health care, information technology and consumer discretionary sectors. The Fund was underweighted relative to the S&P 500® Index in the industrials, consumer staples, financials, real estate and energy sectors on the same date. The Fund had no exposure to the utilities, telecommunication services and materials sectors at the end of December 2017.

What was the duration and yield curve strategy of the fixed income portion of the Fund?
Duration positioning in the fixed income portion of the Fund had a rather neutral effect on its performance relative to the Bloomberg Barclays Index during the annual period. We kept the Fund’s duration approximately 0.25 years shorter than that of the Bloomberg Barclays Index in anticipation of higher interest rates. While interest rates did rise, the fixed income portion of the Fund’s modest deviation in duration from that of the Bloomberg Barclays Index resulted in a rather neutral impact. Duration is a measure of the fixed income portion of the Fund’s sensitivity to changes in interest rates.
Yield curve positioning detracted slightly from the fixed income portion of the Fund’s performance during the annual period. The fixed income portion of the Fund was modestly underweight the long-term end of the yield curve, or spectrum of maturities. This dampened relative results, as securities with maturities of 10 years or more were strongest during the annual period.
Which fixed income market segments most significantly affected Fund performance?
An overweighted allocation relative to the Bloomberg Barclays Index in corporate bonds and a corresponding underweighted allocation to U.S. Treasuries added value. Corporate bonds outperformed lower risk securities given the “risk on” environment that dominated during the annual period. Within the corporate bond sector, having exposure to high yield corporate bonds, which are not a component of the Bloomberg Barclays Index, proved beneficial, as this sector posted strong total returns that significantly outpaced the Bloomberg Barclays Index during the annual period. Among investment grade corporate bonds, issue selection within the energy industry, proved beneficial, especially a focus on bonds with long maturity dates.
Conversely, while having exposure to the high yield corporate bond sector overall proved prudent, its positive contribution would have been even greater were it not for the fixed income portion of the Fund’s emphasis on higher quality issues. More specifically, within the high yield corporate bond sector, the fixed income portion of the Fund had an emphasis on higher quality BB-rated issues and held no CCC-rated issues. However, during the annual period, lower quality CCC-rated issues significantly outperformed BB-rated debt. Further, from an issue selection perspective, retail holdings within the investment grade corporate bond sector detracted.
Were there any notable changes in the fixed income portion of the Fund’s weightings during the 12-month period?
We increased the fixed income portion of the Fund’s exposure to investment grade and high yield corporate bonds and reduced its allocation to U.S. Treasuries during the annual period, as we believed that spread product, or non-U.S. Treasury sectors, would continue to perform well amidst still-low levels of interest rates. Also, we believed we would see heightened U.S. inflation due to job growth and likely wage inflation and accordingly reduced the fixed income portion of the Fund’s exposure to the long-term end of the U.S. Treasury yield curve. The increased exposure to risk assets proved beneficial; the reduction to the long-term end of the yield curve did not.
While turnover within the fixed income portion of the Fund’s portfolio was modest during the annual period, we did add several new sovereign debt issues based on improving fundamentals. These included credits issued by the governments of Peru, Panama and Indonesia. Each of these holdings were positive performers for the fixed income portion of the Fund during the annual period. We significantly reduced the fixed income portion of the Fund’s retail exposure within the investment grade corporate bond sector, albeit, in hindsight, not soon enough.
How was the fixed income portion of the Fund positioned relative to its benchmark index at the end of December 2017?
At the end of December 2017, the fixed income portion of the Fund remained overweight relative to the Bloomberg Barclays Index in spread sectors. The fixed income portion of the Fund was overweight the investment grade corporate bond sector and maintained exposure to the high yield corporate bond sector. The fixed income portion of the Fund remained underweight relative to the Bloomberg Barclays Index in U.S. Treasuries and agency securities and rather neutrally weighted to the Bloomberg Barclays Index in securitized products.
How did the Fund’s overall asset allocation shift from beginning to end of the annual period?
At December 31, 2017, the Fund had a weighting of approximately 85% in stocks, 12% in fixed income securities and 3% in cash equivalents, little changed from the start of the annual period.
How did the Fund use derivatives and similar instruments during the reporting period?
Neither the equity portion of the Fund nor the fixed income portion of the Fund used derivatives during the reporting period.
What is your tactical view and strategy for the months ahead?
At the end of December 2017, we believed the earnings growth outlook for the companies in the S&P 500® Index looked encouraging. According to FactSet, consensus expectations for the S&P 500® Index’s companies’ sales and earnings per share were for accelerated growth in 2018 compared to 2017 levels. Further, with a backdrop of a more favorable and competitive

VALUE LINE INCOME AND GROWTH FUND, INC. (continued)

corporate tax rate and lower individual tax rates for many Americans, it appears U.S. companies are well positioned to benefit from these significant changes, potentially enabling them to deliver higher rates of growth in 2018 and beyond. We believe earnings growth is one of the primary drivers of share prices over the long term and this estimated increase in earnings potentially supports higher equity prices going forward. Further, we believe this earnings growth potential is supported by a demand outlook that is improving as well as by estimates for revenue growth in the mid-single digit range for 2018. Given this backdrop, we intend to continue to seek companies for the Fund’s portfolio that are positioned to grow both their sales and earnings above the market and their peers.
With short-term interest rates and inflation still low by historical standards and with the Fed still endorsing a conservative path of interest rate increases for 2018, we believe there are many stocks that offer attractive dividend income and capital appreciation potential. Thus, we intend to continue to build and own a diversified equity portfolio of high quality companies with good balance sheets and the ability to grow their sales and earnings at a faster pace than their peers. We also intend to continue to monitor closely the pace of U.S. and global economic growth, the job market and the inflation rate, as these factors, along with potential changes to the Fed’s stance on the economy and its path for raising interest rates, are likely to impact the Fund’s equity holdings. At the end of the annual period, we remained comfortable with the Fund’s underweighted allocation to fixed income, as we saw better return potential in equities, especially in a rising interest rate environment and amidst a more favorable tax code for U.S.-based companies. As always, our goal is to preserve capital in the near term while generating solid total return (i.e., income plus capital appreciation) over the long term and across economic cycles. Any marked change in the U.S. economy to either faster or slower growth may influence our tactical view and influence our asset allocation and sector exposure going forward.

Value Line Income and Growth Fund, Inc.
Portfolio Highlights at December 31, 2017 (unaudited)

Ten Largest Holdings
Issue	Shares	Value	Percentage of Net Assets
Alexion Pharmaceuticals, Inc.	168,000	$20,091,120	5.0%
Activision Blizzard, Inc.	205,000	12,980,600	3.2%
Facebook, Inc.	72,000	12,705,120	3.2%
Visa, Inc.	108,000	12,314,160	3.1%
Celgene Corp.	102,000	10,644,720	2.7%
Alphabet, Inc.	10,000	10,534,000	2.6%
Bank of America Corp.	330,000	9,741,600	2.4%
Vertex Pharmaceuticals, Inc.	63,000	9,441,180	2.4%
JPMorgan Chase & Co.	72,000	7,699,680	1.9%
Amazon.com, Inc.	6,400	7,484,608	1.9%
Total			28.4%
Asset Allocation – Percentage of Net Assets

Cash & Other
Assets - Net 3.3%
Bonds & Notes
11.6%
Common Stocks
85.1%

Sector Weightings – Percentage of Total Investment Securities*
*
Sector weightings exclude short-term investments.

Value Line Income and Growth Fund, Inc.
Portfolio Highlights at December 31, 2017 (unaudited) (continued)

The following graph compares the performance of the Value Line Income and Growth Fund, Inc. to that of the S&P 500® Index and the 60/40 S&P 500® Index/Bloomberg Barclays US Aggregate Bond Index, (the “Indexes”). The Value Line Income and Growth Fund, Inc. is a professionally managed mutual fund, while the Indexes are not available for investment and is unmanaged. The returns for the Indexes do not reflect charges, expenses or taxes, but do include the reinvestment of dividends, if any. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in the Value Line Income and Growth Fund, Inc., the S&P 500® Index* and the 60/40 S&P 500® Index/Bloomberg Barclays US Aggregate Bond Index**

Performance Data: ***
Average Annual Total Return
Investor Class
1 year ended 12/31/17	23.86%
5 years ended 12/31/17	10.79%
10 years ended 12/31/17	6.93%
Institutional Class
1 year ended 12/31/17	24.31%
*
The S&P 500® Index is an unmanaged index that is representative of the larger-capitalization stocks traded in the United States.

**
The 60/40 S&P 500® Index/Bloomberg Barclays US Aggregate Bond Index is an unmanaged blended index which consists of a 60% weighting of the S&P 500® Index representative of the larger capitalization stocks traded in the United States and a 40% weighting of the Barclays US Aggregate Bond Index which is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-through’s), ABS, and CMBS.

***
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of  $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Value Line Income and Growth Fund, Inc.
Schedule of Investments	December 31, 2017

Shares		Value
COMMON STOCKS (85.1%)
CONSUMER DISCRETIONARY (15.4%)
	APPAREL (0.7%)
45,000	NIKE, Inc. Class B	$2,814,750
	AUTO MANUFACTURERS (0.8%)
11,000	Tesla, Inc.*(1)	3,424,850
	ENTERTAINMENT (2.6%)
127,000	Lions Gate Entertainment Corp. Class A*(1)	4,293,870
28,000	Vail Resorts, Inc.	5,949,160
		10,243,030
	HOME BUILDERS (0.6%)
48,000	Toll Brothers, Inc.	2,304,960
	INTERNET (3.6%)
6,400	Amazon.com, Inc.*	7,484,608
18,000	Expedia, Inc.	2,155,860
26,000	Netflix, Inc.*	4,990,960
		14,631,428
	MEDIA (1.9%)
98,000	Comcast Corp. Class A	3,924,900
34,000	Walt Disney Co. (The)	3,655,340
		7,580,240
	RETAIL (5.2%)
23,000	Home Depot, Inc.	4,359,190
69,000	Starbucks Corp.	3,962,670
83,000	TJX Companies, Inc. (The)	6,346,180
27,000	Ulta Salon, Cosmetics & Fragrance, Inc.*	6,038,820
		20,706,860
		61,706,118
CONSUMER STAPLES (3.7%)
	BEVERAGES (1.9%)
17,000	Constellation Brands, Inc. Class A	3,885,690
58,000	Monster Beverage Corp.*	3,670,820
		7,556,510
	COSMETICS & PERSONAL CARE (1.8%)
145,000	elf Beauty, Inc.*(1)	3,234,950
30,000	Estee Lauder Companies, Inc. (The) Class A	3,817,200
		7,052,150
		14,608,660
ENERGY (4.2%)
	OIL & GAS (4.2%)
85,000	Anadarko Petroleum Corp.	4,559,400
Shares		Value
ENERGY (4.2%) (continued)
	OIL & GAS (4.2%) (continued)
35,000	Diamondback Energy, Inc.*	$4,418,750
25,000	Pioneer Natural Resources Co.	4,321,250
54,000	Schlumberger Ltd.	3,639,060
		16,938,460
FINANCIALS (10.8%)
	BANKS (6.1%)
330,000	Bank of America Corp.	9,741,600
95,000	Citigroup, Inc.	7,068,950
72,000	JPMorgan Chase & Co.	7,699,680
		24,510,230
	DIVERSIFIED FINANCIAL SERVICES (4.7%)
7,000	BlackRock, Inc.	3,595,970
185,000	Blackstone Group L.P. (The)	5,923,700
105,000	Charles Schwab Corp. (The)	5,393,850
107,000	Invesco Ltd.	3,909,780
		18,823,300
		43,333,530
HEALTHCARE (23.5%)
	BIOTECHNOLOGY (15.1%)
168,000	Alexion Pharmaceuticals, Inc.*	20,091,120
19,000	Biogen, Inc.*	6,052,830
48,000	BioMarin Pharmaceutical, Inc.*(1)	4,280,160
102,000	Celgene Corp.*	10,644,720
87,000	Exact Sciences Corp.*	4,570,980
33,000	Intercept Pharmaceuticals, Inc.*(1)	1,927,860
75,000	Juno Therapeutics, Inc.*(1)	3,428,250
63,000	Vertex Pharmaceuticals, Inc.*	9,441,180
		60,437,100
	HEALTHCARE PRODUCTS (2.9%)
55,000	Edwards Lifesciences Corp.*	6,199,050
30,000	Medtronic PLC	2,422,500
40,000	Nevro Corp.*(1)	2,761,600
		11,383,150
	PHARMACEUTICALS (4.7%)
48,000	DexCom, Inc.*(1)	2,754,720
37,000	Jazz Pharmaceuticals PLC*	4,982,050
94,000	Pfizer, Inc.	3,404,680
Shares		Value
HEALTHCARE (23.5%) (continued)
	PHARMACEUTICALS (4.7%) (continued)
53,000	TESARO, Inc.*(1)	$4,392,110
47,000	Zoetis, Inc.	3,385,880
		18,919,440
	SOFTWARE (0.8%)
48,000	Medidata Solutions, Inc.*	3,041,760
		93,781,450
INDUSTRIALS (0.8%)
	AIRLINES (0.8%)
58,000	Delta Air Lines, Inc.	3,248,000
INFORMATION TECHNOLOGY (25.9%)
	COMMERCIAL SERVICES (1.5%)
82,000	PayPal Holdings, Inc.*	6,036,840
	COMPUTERS (1.4%)
34,000	Apple, Inc.	5,753,820
	DIVERSIFIED FINANCIAL SERVICES (3.1%)
108,000	Visa, Inc. Class A (1)	12,314,160
	INTERNET (10.0%)
36,000	Alibaba Group Holding, Ltd. ADR*(1)	6,207,480
10,000	Alphabet, Inc. Class A*	10,534,000
72,000	Facebook, Inc. Class A*	12,705,120
80,000	GrubHub, Inc.*(1)	5,744,000
139,000	Zendesk, Inc.*	4,703,760
		39,894,360
	SEMICONDUCTORS (2.4%)
24,000	BROADCOM, Ltd.	6,165,600
73,000	Intel Corp.	3,369,680
		9,535,280
	SOFTWARE (6.6%)
205,000	Activision Blizzard, Inc.	12,980,600
24,000	Adobe Systems, Inc.*	4,205,760
35,000	Salesforce.com, Inc.*	3,578,050
42,000	ServiceNow, Inc.*	5,476,380
		26,240,790
	TELECOMMUNICATIONS (0.9%)
92,000	Cisco Systems, Inc.	3,523,600
		103,298,850
REAL ESTATE (0.8%)
	REITS (0.8%)
22,000	American Tower Corp. REIT	3,138,740
TOTAL COMMON STOCKS (Cost $264,807,183) (85.1%)		340,053,808

See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Value
ASSET-BACKED SECURITIES (0.5%)
$250,000	CarMax Auto Owner Trust, Series 2015-1, Class A4, 1.83%, 7/15/20	$249,423
121,036	CarMax Auto Owner Trust, Series 2015-4, Class A3, 1.56%, 11/16/20	120,680
150,000	Chrysler Capital Auto Receivables Trust, Series 2016-AA, Class A4, 1.96%, 1/18/22(2)	149,655
100,000	Citibank Credit Card Issuance Trust, Series 2014-A8, Class A8, 1.73%, 4/9/20	100,000
150,000	Citibank Credit Card Issuance Trust, Series 2014-A1, Class A1, 2.88%, 1/23/23	152,693
250,000	Ford Credit Auto Owner Trust/Ford Credit, Series 2014-1, Class A, 2.26%, 11/15/25(2)	250,508
250,000	GMF Floorplan Owner Revolving Trust, Series 2016-1, Class B, 2.41%, 5/17/21(2)	250,029
460,000	Hyundai Auto Lease Securitization Trust, Series 2017-B, Class A3, 1.97%, 7/15/20(2)	458,724
100,000	Synchrony Credit Card Master Note Trust, Series 2012-2, Class A, 2.22%, 1/15/22	100,129
100,000	Synchrony Credit Card Master Note Trust, Series 2015-1, Class A, 2.37%, 3/15/23	100,309
TOTAL ASSET-BACKED SECURITIES (Cost $1,947,064) (0.5%)		1,932,150
COMMERCIAL MORTGAGE-BACKED SECURITIES (0.9%)
100,000	COMM Mortgage Trust, Series 2014-UBS2, Class AM, 4.20%, 3/10/47	105,083
94,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K715, Class A2, 2.86%, 1/25/21	95,362
Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (0.9%) (continued)
$250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K033, Class A2, 3.06%, 7/25/23(3)	$256,741
250,000	FREMF Mortgage Trust, Series 2013-K24, Class B, 3.50%, 11/25/45(2)(3)	253,621
59,835	FREMF Mortgage Trust, Series 2013-KF02, Class B, 1-month LIBOR + 3.00%, 4.37%, 12/25/45(2)(3)	60,077
120,000	FREMF Mortgage Trust, Series 2013-K713, Class B, 3.17%, 4/25/46(2)(3)	120,656
250,000	FREMF Mortgage Trust, Series 2014-K717, Class B, 3.63%, 11/25/47(2)(3)	255,056
184,680	GNMA, Series 2013-12, Class AB, 1.83%, 11/16/52	175,972
250,000	GNMA, Series 2013-12, Class B, 2.11%, 11/16/52(3)	235,057
237,158	GS Mortgage Securities Trust, Series 2012-GCJ7, Class A4, 3.38%, 5/10/45	242,592
100,000	Morgan Stanley Capital I Trust, Series 2012-C4, Class A4, 3.24%, 3/15/45	101,996
110,566	Thornburg Mortgage Securities Trust, Series 2005-1, Class A3, 3.19%, 4/25/45(3)	111,032
250,000	UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class A5, 2.85%, 12/10/45	250,880
385,000	UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A4, 3.18%, 3/10/46	391,949
150,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C26, Class A2, 2.66%, 2/15/48	150,636
Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (0.9%) (continued)
$200,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1, Class A2, 2.63%, 5/15/48	$201,046
100,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C29, Class ASB, 3.40%, 6/15/48	102,787
243,605	Wells Fargo Commercial Mortgage Trust, Series 2017-C40, Class A1, 2.11%, 10/15/50	242,154
200,000	WFRBS Commercial Mortgage Trust, Series 2011-C5, Class A4, 3.67%, 11/15/44	207,013
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $3,640,879) (0.9%)		3,559,710
CORPORATE BONDS & NOTES (5.6%)
BASIC MATERIALS (0.2%)
	CHEMICALS (0.1%)
225,000	Celanese U.S. Holdings LLC Guaranteed Notes	239,827
100,000	International Flavors & Fragrances, Inc. Senior Unsecured Notes	106,380
200,000	LYB International Finance B.V. Guaranteed Notes	209,357
		555,564
	IRON & STEEL (0.0%)
100,000	Vale Overseas, Ltd. Guaranteed Notes(1)	103,400
	MINING (0.1%)
150,000	Glencore Funding LLC Guaranteed Notes(1)(2)	155,175
100,000	Kinross Gold Corp. Guaranteed Notes	109,625
		264,800
		923,764
COMMUNICATIONS (0.7%)
	INTERNET (0.2%)
175,000	Alibaba Group Holding, Ltd. Senior Unsecured Notes(1)	181,538
155,000	Amazon.com, Inc. Senior Unsecured Notes	181,928

See Notes to Financial Statements.

December 31, 2017

Principal Amount		Value
CORPORATE BONDS & NOTES (5.6%) (continued)
COMMUNICATIONS (0.7%) (continued)
$150,000	Expedia, Inc. Guaranteed Notes	$157,088
150,000	Netflix, Inc. Senior Unsecured Notes	159,563
		680,117
	MEDIA (0.3%)
200,000	CBS Corp. Guaranteed Notes	205,796
125,000	Charter Communications Operating LLC/Charter Communications Operating Capital Senior Secured Notes	132,898
60,000	Comcast Corp. Guaranteed Notes	61,441
145,000	Comcast Corp. Guaranteed Notes	148,368
150,000	Discovery Communications LLC Guaranteed Notes(1)	160,021
100,000	Grupo Televisa S.A.B. Senior Unsecured Notes(1)	122,988
200,000	Scripps Networks Interactive, Inc. Senior Unsecured Notes	199,971
100,000	Time Warner, Inc. Guaranteed Notes	100,224
100,000	Time Warner, Inc. Guaranteed Notes	99,906
		1,231,613
	TELECOMMUNICATIONS (0.2%)
150,000	AT&T, Inc. Senior Unsecured Notes	153,617
263,000	AT&T, Inc. Senior Unsecured Notes(2)	262,265
100,000	Hughes Satellite Systems Corp. Senior Secured Notes	102,000
250,000	Telefonica Emisiones SAU Guaranteed Notes	262,824
250,000	Verizon Communications, Inc. Senior Unsecured Notes	262,207
		1,042,913
		2,954,643
CONSUMER, CYCLICAL (0.6%)
	AUTO MANUFACTURERS (0.2%)
300,000	Ford Motor Credit Co. LLC Senior Unsecured Notes	300,037
Principal Amount		Value
CONSUMER, CYCLICAL (0.6%) (continued)
	AUTO MANUFACTURERS (0.2%) (continued)
$200,000	General Motors Co. Senior Unsecured Notes(1)	$218,147
200,000	General Motors Financial Co., Inc. Guaranteed Notes	202,259
100,000	Nissan Motor Acceptance Corp. Senior Unsecured Notes(2)	100,119
		820,562
	AUTO PARTS & EQUIPMENT (0.1%)
175,000	Goodyear Tire & Rubber Co. (The) Guaranteed Notes	180,443
100,000	Magna International, Inc. Senior Unsecured Notes	106,276
125,000	Tenneco, Inc. Guaranteed Notes	128,125
		414,844
	HOME BUILDERS (0.1%)
100,000	CalAtlantic Group, Inc. Guaranteed Notes	107,520
150,000	D.R. Horton, Inc. Guaranteed Notes	154,296
150,000	PulteGroup, Inc. Guaranteed Notes	154,500
100,000	Toll Brothers Finance Corp. Guaranteed Notes	104,500
		520,816
	HOUSEWARES (0.1%)
29,000	Newell Brands, Inc. Senior Unsecured Notes	29,099
50,000	Newell Brands, Inc. Senior Unsecured Notes	59,614
100,000	Newell Brands, Inc. Senior Unsecured Notes	102,365
		191,078
	LEISURE TIME (0.0%)
100,000	Royal Caribbean Cruises, Ltd. Senior Unsecured Notes	109,816
	LODGING (0.0%)
100,000	Wyndham Worldwide Corp. Senior Unsecured Notes	98,947
	RETAIL (0.1%)
100,000	CVS Health Corp. Senior Unsecured Notes	98,508
Principal Amount		Value
CONSUMER, CYCLICAL (0.6%) (continued)
	RETAIL (0.1%) (continued)
$100,000	McDonald’s Corp. MTN Senior Unsecured Notes	$108,841
		207,349
		2,363,412
CONSUMER, NON-CYCLICAL (0.8%)
	BEVERAGES (0.1%)
150,000	Anheuser-Busch InBev Finance, Inc. Guaranteed Notes	173,848
250,000	Constellation Brands, Inc. Guaranteed Notes	258,424
		432,272
	BIOTECHNOLOGY (0.1%)
200,000	Gilead Sciences, Inc. Senior Unsecured Notes	200,935
	COMMERCIAL SERVICES (0.1%)
100,000	Service Corp. International Senior Unsecured Notes	102,375
150,000	Total System Services, Inc. Senior Unsecured Notes	162,284
100,000	United Rentals North America, Inc. Guaranteed Notes	105,250
		369,909
	FOOD (0.1%)
150,000	JM Smucker Co. (The) Guaranteed Notes	159,046
100,000	Kellogg Co. Senior Unsecured Notes	99,262
150,000	Sysco Corp. Guaranteed Notes	155,973
100,000	Tyson Foods, Inc. Senior Unsecured Notes	102,396
		516,677
	HEALTHCARE PRODUCTS (0.0%)
100,000	Edwards Lifesciences Corp. Senior Unsecured Notes	100,674
	HEALTHCARE SERVICES (0.2%)
100,000	Anthem, Inc. Senior Unsecured Notes	101,933
200,000	HCA, Inc. Guaranteed Notes	207,000
150,000	LifePoint Health, Inc. Guaranteed Notes(1)	153,000
100,000	NYU Hospitals Center Secured Notes	114,270

See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES (5.6%) (continued)
CONSUMER, NON-CYCLICAL (0.8%) (continued)
	HEALTHCARE SERVICES (0.2%) (continued)
$100,000	Quest Diagnostics, Inc. Senior Unsecured Notes	$101,152
100,000	UnitedHealth Group, Inc. Senior Unsecured Notes	114,097
		791,452
	PHARMACEUTICALS (0.2%)
200,000	AbbVie, Inc. Senior Unsecured Notes	224,255
100,000	Actavis Funding SCS Guaranteed Notes	100,079
175,000	Express Scripts Holding Co. Guaranteed Notes	186,450
100,000	Shire Acquisitions Investments Ireland DAC Guaranteed Notes	98,308
		609,092
		3,021,011
ENERGY (0.7%)
	OIL & GAS (0.4%)
100,000	Chevron Corp. Senior Unsecured Notes	99,777
150,000	Concho Resources, Inc. Guaranteed Notes	163,114
200,000	Devon Energy Corp. Senior Unsecured Notes	211,779
100,000	EQT Corp. Senior Unsecured Notes	99,303
150,000	Marathon Oil Corp. Senior Unsecured Notes	152,691
150,000	Murphy Oil Corp. Senior Unsecured Notes	153,375
150,000	Occidental Petroleum Corp. Senior Unsecured Notes	170,043
50,000	Occidental Petroleum Corp. Senior Unsecured Notes	51,206
200,000	Phillips 66 Guaranteed Notes	212,567
125,000	Shell International Finance B.V. Guaranteed Notes	121,080
175,000	Valero Energy Corp. Senior Unsecured Notes	230,635
		1,665,570
Principal Amount		Value
ENERGY (0.7%) (continued)
	PIPELINES (0.3%)
$150,000	Energy Transfer Partners L.P. Senior Unsecured Notes	$161,852
200,000	Enterprise Products Operating LLC Guaranteed Notes	219,625
125,000	Magellan Midstream Partners L.P. Senior Unsecured Notes	126,515
250,000	MPLX L.P. Senior Unsecured Notes	256,059
250,000	Spectra Energy Partners L.P. Senior Unsecured Notes	271,794
100,000	Williams Partners L.P. Senior Unsecured Notes	100,208
		1,136,053
		2,801,623
FINANCIAL (2.0%)
	BANKS (0.9%)
250,000	Australia & New Zealand Banking Group Ltd. Subordinated Notes (1)(2)	262,282
100,000	Banco Bilbao Vizcaya Argentaria S.A. Senior Unsecured Notes	100,792
100,000	Bancolombia S.A. Senior Unsecured Notes	108,150
350,000	Bank of America Corp. MTN Subordinated Notes	368,575
100,000	Barclays PLC Senior Unsecured Notes	103,496
100,000	BPCE S.A. Guaranteed Notes	100,281
250,000	Capital One Financial Corp. Senior Unsecured Notes	256,828
174,000	Citigroup, Inc. Subordinated Notes	205,438
200,000	Cooperatieve Rabobank UA Guaranteed Notes	208,520
150,000	Fifth Third Bancorp Senior Unsecured Notes	151,585
100,000	Goldman Sachs Group, Inc. (The) Subordinated Notes	133,864
250,000	Morgan Stanley Subordinated Notes	269,206
250,000	Morgan Stanley Senior Unsecured Notes	252,256
Principal Amount		Value
FINANCIAL (2.0%) (continued)
	BANKS (0.9%) (continued)
$300,000	PNC Financial Services Group, Inc. (The) Senior Unsecured Notes	$308,023
100,000	Santander Holdings USA, Inc. Senior Unsecured Notes	99,947
250,000	Societe Generale S.A. Senior Unsecured Notes	269,258
150,000	Wells Fargo & Co. Senior Unsecured Notes	151,126
250,000	Wells Fargo & Co. MTN Senior Unsecured Notes	258,140
		3,607,767
	DIVERSIFIED FINANCIAL SERVICES (0.5%)
210,000	Ally Financial, Inc. Senior Unsecured Notes	214,683
250,000	American Express Co. Senior Unsecured Notes(3)	250,326
100,000	BlackRock, Inc., Series 2 Senior Unsecured Notes	105,159
250,000	Discover Financial Services Senior Unsecured Notes	255,371
250,000	International Lease Finance Corp. Senior Secured Notes(2)	257,967
250,000	Nomura Holdings, Inc. GMTN Senior Unsecured Notes	251,870
250,000	ORIX Corp. Senior Unsecured Notes	249,203
200,000	Stifel Financial Corp. Senior Unsecured Notes	204,864
150,000	Synchrony Financial Senior Unsecured Notes	151,043
100,000	Synchrony Financial Senior Unsecured Notes	102,541
		2,043,027
	INSURANCE (0.2%)
250,000	American International Group, Inc. Senior Unsecured Notes	271,846
250,000	Berkshire Hathaway, Inc. Senior Unsecured Notes(1)	262,474
100,000	CNA Financial Corp. Senior Unsecured Notes	104,076

See Notes to Financial Statements.

December 31, 2017

Principal Amount		Value
CORPORATE BONDS & NOTES (5.6%) (continued)
FINANCIAL (2.0%) (continued)
	INSURANCE (0.2%) (continued)
$150,000	XLIT Ltd. Guaranteed Notes	$164,631
		803,027
	REITS (0.4%)
53,000	American Tower Corp. Senior Unsecured Notes	52,072
150,000	AvalonBay Communities, Inc. GMTN Senior Unsecured Notes	153,725
125,000	Crown Castle International Corp. Senior Unsecured Notes	131,236
100,000	Digital Realty Trust L.P. Guaranteed Notes	107,283
250,000	EPR Properties Guaranteed Notes	266,027
100,000	Hospitality Properties Trust Senior Unsecured Notes	105,093
100,000	Host Hotels & Resorts L.P. Senior Unsecured Notes	107,679
150,000	Iron Mountain, Inc. Guaranteed Notes(2)	150,000
100,000	iStar, Inc. Senior Unsecured Notes	100,625
100,000	Weyerhaeuser Co. Senior Unsecured Notes	125,341
100,000	Weyerhaeuser Co. Senior Unsecured Notes	108,370
		1,407,451
		7,861,272
INDUSTRIAL (0.2%)
	BUILDING MATERIALS (0.0%)
20,000	Masco Corp. Senior Unsecured Notes	21,809
	ELECTRONICS (0.0%)
135,000	Allegion US Holding Co., Inc. Guaranteed Notes	133,489
	MISCELLANEOUS MANUFACTURERS (0.1%)
250,000	Textron, Inc. Senior Unsecured Notes	259,150
	PACKAGING & CONTAINERS (0.1%)
150,000	Ball Corp. Guaranteed Notes	163,125
Principal Amount		Value
INDUSTRIAL (0.2%) (continued)
	PACKAGING & CONTAINERS (0.1%) (continued)
$250,000	Packaging Corp. of America Senior Unsecured Notes	$256,341
		419,466
		833,914
TECHNOLOGY (0.1%)
	SEMICONDUCTORS (0.0%)
100,000	Intel Corp. Senior Unsecured Notes	110,180
	SOFTWARE (0.1%)
125,000	Cadence Design Systems, Inc. Senior Unsecured Notes	132,615
100,000	j2 Cloud Services LLC/j2 Global Co-Obligor, Inc. Guaranteed Notes(2)	105,250
100,000	Microsoft Corp. Senior Unsecured Notes	117,210
100,000	VMware, Inc. Senior Unsecured Notes(1)	100,948
		456,023
		566,203
UTILITIES (0.3%)
	ELECTRIC (0.3%)
150,000	Consolidated Edison Co. of New York, Inc. Senior Unsecured Notes	172,513
100,000	Exelon Generation Co. LLC Senior Unsecured Notes	104,741
250,000	Florida Power & Light Co.	274,115
175,000	ITC Holdings Corp. Senior Unsecured Notes	173,999
100,000	Pacific Gas & Electric Co. Senior Unsecured Notes	97,359
100,000	PSEG Power LLC Guaranteed Notes	106,595
100,000	Southern Co. (The) Senior Unsecured Notes	100,049
		1,029,371
	GAS (0.0%)
150,000	National Fuel Gas Co. Senior Unsecured Notes	160,891
		1,190,262
TOTAL CORPORATE BONDS & NOTES (Cost $21,928,350) (5.6%)		22,516,104
Principal Amount		Value
FOREIGN GOVERNMENT OBLIGATIONS (0.3%)
$250,000	Export-Import Bank of Korea, Senior Unsecured Notes, 3.00%, 11/1/22	$248,679
100,000	Indonesia Government International Bond, Senior Unsecured Notes, 4.13%, 1/15/25(2)	103,817
250,000	Mexico Government International Bond, Senior Unsecured Notes, 4.15%, 3/28/27(1)	259,250
100,000	Panama Government International Bond, Senior Unsecured Notes, 4.00%, 9/22/24	106,350
125,000	Peruvian Government International Bond, Senior Unsecured Notes, 4.13%, 8/25/27(1)	135,813
150,000	Petroleos Mexicanos, Guaranteed Notes, 6.75%, 9/21/47	156,577
250,000	Republic of Poland Government International Bond, Senior Unsecured Notes, 4.00%, 1/22/24	266,595
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $1,244,979) (0.3%)		1,277,081
LONG-TERM MUNICIPAL SECURITIES (0.4%)
	CALIFORNIA (0.1%)
80,000	Los Angeles County Public Works Financing Authority, Build America Bonds, Revenue Bonds, 5.84%, 8/1/21	88,752
50,000	University of California Regents Medical Center Pooled Revenue, Revenue Bonds, Build America Bonds, Series H, 6.40%, 5/15/31	63,257
100,000	Yuba Levee Financing Authority, Revenue Bonds, Series B, (BAM), 3.33%, 9/1/23	103,331
		255,340

See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Value
LONG-TERM MUNICIPAL SECURITIES (0.4%) (continued)
	FLORIDA (0.0%)
$75,000	Florida State Department of Environmental Protection Revenue, Build America Bonds, Revenue Bonds, Series B, 5.31%, 7/1/18	$76,317
	NEW YORK (0.2%)
185,000	Metropolitan Transportation Authority, Build America Bonds, Revenue Bonds, Ser. C-1, 5.12%, 11/15/19	193,947
100,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Build America Bonds, Revenue Bonds, 4.53%, 11/1/22	108,776
200,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Subordinate Bonds, Revenue Bonds, 2.63%, 2/1/23	200,010
250,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Subordinate Bonds, Revenue Bonds, 3.00%, 2/1/26	249,762
		752,495
	TEXAS (0.1%)
250,000	Dallas Independent School District Qualified School Construction Notes, General Obligation Limited, 5.05%, 8/15/33	278,990
250,000	Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Baylor Health Care System Project, Series C, 4.45%, 11/15/43	255,723
		534,713
TOTAL LONG-TERM MUNICIPAL SECURITIES (Cost $1,584,274) (0.4%)		1,618,865
Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (2.4%)
$250,000	FHLB, 1.63%, 2/27/19	$249,204
242,583	FHLMC, Series 4151, Class PA, 2.00%, 1/15/33	236,209
35,671	FHLMC Gold PC Pool #A46044, 5.00%, 7/1/35	38,549
114,984	FHLMC Gold PC Pool #A47613, 5.00%, 11/1/35	124,221
29,835	FHLMC Gold PC Pool #A89430, 4.50%, 10/1/39	31,756
98,026	FHLMC Gold PC Pool #C09055, 4.00%, 12/1/43	102,658
159,559	FHLMC Gold PC Pool #J17969, 3.00%, 2/1/27	162,556
42,099	FHLMC Gold Pool #A84814, 4.50%, 3/1/39	44,844
39,013	FHLMC Gold Pool #A96997, 4.50%, 2/1/41	41,622
170,518	FHLMC Gold Pool #A97264, 4.00%, 2/1/41	179,026
264,227	FHLMC Gold Pool #C09027, 3.00%, 2/1/43	265,724
48,657	FHLMC Gold Pool #G08521, 3.00%, 1/1/43	48,933
354,547	FHLMC Gold Pool #J13314, 3.50%, 10/1/25	366,451
107,178	FHLMC Gold Pool #Q06884, 3.50%, 3/1/42	110,605
86,558	FHLMC Gold Pool #Q11077, 3.50%, 9/1/42	89,326
488,601	FHLMC Gold Pool #Q41084, 3.50%, 6/1/46	502,492
38,196	FNMA Pool #254733, 5.00%, 4/1/23	41,006
283,318	FNMA Pool #254954, 4.50%, 10/1/23	301,665
148,948	FNMA Pool #745275, 5.00%, 2/1/36	161,798
18,670	FNMA Pool #832199, 4.50%, 7/1/35	19,943
157,346	FNMA Pool #844809, 5.00%, 11/1/35	170,833
3,506	FNMA Pool #910242, 5.00%, 3/1/37	3,769
Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (2.4%) (continued)
$23,621	FNMA Pool #973333, 4.50%, 2/1/38	$25,207
4,921	FNMA Pool #975116, 5.00%, 5/1/38	5,301
84,306	FNMA Pool #AA0466, 4.50%, 2/1/39	89,905
5,116	FNMA Pool #AB1259, 5.00%, 7/1/40	5,518
227,511	FNMA Pool #AB1796, 3.50%, 11/1/40	234,922
50,933	FNMA Pool #AB2660, 3.50%, 5/1/21	52,587
77,439	FNMA Pool #AB3218, 3.50%, 7/1/31	80,098
301,866	FNMA Pool #AB3900, 3.00%, 11/1/26	308,303
11,371	FNMA Pool #AB3943, 4.00%, 11/1/41	11,940
97,733	FNMA Pool #AC5822, 4.50%, 5/1/40	104,568
153,957	FNMA Pool #AD7128, 4.50%, 7/1/40	164,984
101,427	FNMA Pool #AD8529, 4.50%, 8/1/40	108,732
50,640	FNMA Pool #AH3226, 5.00%, 2/1/41	54,517
164,120	FNMA Pool #AH4493, 4.50%, 2/1/41	175,962
109,671	FNMA Pool #AI1019, 4.50%, 5/1/41	117,515
14,472	FNMA Pool #AK6513, 4.00%, 3/1/42	15,200
415,088	FNMA Pool #AL0657, 5.00%, 8/1/41	448,352
32,565	FNMA Pool #AL3192, 5.00%, 5/1/42	35,175
298,976	FNMA Pool #AQ1853, 3.00%, 11/1/42	300,592
151,333	FNMA Pool #AS0560, 4.50%, 9/1/43	161,331
92,712	FNMA Pool #AS1529, 3.00%, 1/1/29	94,632
60,549	FNMA Pool #AS3789, 4.50%, 11/1/44	64,720
106,073	FNMA Pool #AS4503, 3.00%, 2/1/30	108,271
199,738	FNMA Pool #AS4928, 3.50%, 5/1/45	205,184
92,873	FNMA Pool #AS6205, 3.50%, 11/1/45	95,405
246,758	FNMA Pool #AS7188, 4.00%, 5/1/46	258,164
51,739	FNMA Pool #AT8849, 4.00%, 6/1/43	54,296
150,145	FNMA Pool #AU1847, 3.00%, 9/1/43	150,910

See Notes to Financial Statements.

December 31, 2017

Principal Amount		Value
LONG-TERM MUNICIPAL SECURITIES (0.4%) (continued)
U.S. GOVERNMENT AGENCY OBLIGATIONS (2.4%) (continued)
$143,004	FNMA Pool #AU3621, 3.00%, 7/1/43	$143,769
322,693	FNMA Pool #AU5409, 3.00%, 8/1/43	322,857
92,142	FNMA Pool #AU5653, 4.00%, 9/1/43	96,622
124,415	FNMA Pool #AU6562, 3.50%, 12/1/43	127,901
71,271	FNMA Pool #AU7025, 3.00%, 11/1/43	71,633
110,588	FNMA Pool #AV3310, 4.50%, 1/1/44	117,853
49,567	FNMA Pool #AX1138, 3.50%, 9/1/44	50,919
155,251	FNMA Pool #AY2728, 2.50%, 2/1/30	155,550
182,342	FNMA Pool #AZ2276, 4.00%, 6/1/45	190,725
232,243	FNMA Pool #BA6555, 3.00%, 1/1/46	232,361
19,985	FNMA Pool #MA0406, 4.50%, 5/1/30	21,328
42,514	FNMA Pool #MA0577, 3.50%, 11/1/20	43,894
220,883	FNMA REMIC Trust Series 2013-18, Class AE, 2.00%, 3/25/28	215,859
93,832	GNMA I Pool #539285, 3.00%, 5/15/42	94,914
45,572	GNMA I Pool #744842, 3.00%, 5/15/42	45,962
131,021	GNMA II Pool #MA1520, 3.00%, 12/20/43	132,870
210,271	GNMA II Pool #MA1521, 3.50%, 12/20/43	218,546
379,195	GNMA II Pool #MA1839, 4.00%, 4/20/44	398,324
47,308	GNMA II Pool #MA2445, 3.50%, 12/20/44	48,980
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $9,644,673) (2.4%)		9,556,348
U.S. TREASURY OBLIGATIONS (1.5%)
25,000	U.S. Treasury Bonds, 5.25%, 2/15/29	31,838
70,000	U.S. Treasury Bonds, 4.38%, 2/15/38	89,482
450,000	U.S. Treasury Bonds, 3.13%, 11/15/41	483,768
Principal Amount		Value
$250,000	U.S. Treasury Bonds, 2.75%, 8/15/42	$251,738
600,000	U.S. Treasury Bonds, 2.88%, 5/15/43	616,945
200,000	U.S. Treasury Bonds, 3.75%, 11/15/43	238,305
100,000	U.S. Treasury Bonds, 3.63%, 2/15/44	116,887
200,000	U.S. Treasury Bonds, 3.38%, 5/15/44	224,430
100,000	U.S. Treasury Bonds, 3.13%, 8/15/44	107,480
150,000	U.S. Treasury Notes, 0.75%, 9/30/18	148,934
100,000	U.S. Treasury Notes, 1.38%, 2/28/19	99,457
100,000	U.S. Treasury Notes, 1.50%, 5/31/19	99,500
200,000	U.S. Treasury Notes, 1.63%, 12/31/19	198,953
300,000	U.S. Treasury Notes, 3.63%, 2/15/20	310,746
200,000	U.S. Treasury Notes, 1.38%, 4/30/20	197,523
150,000	U.S. Treasury Notes, 2.25%, 4/30/21	150,996
50,000	U.S. Treasury Notes, 1.63%, 8/15/22	48,832
600,000	U.S. Treasury Notes, 2.00%, 11/30/22(1)	594,539
150,000	U.S. Treasury Notes, 2.00%, 2/15/23	148,459
300,000	U.S. Treasury Notes, 2.00%, 4/30/24	294,586
250,000	U.S. Treasury Notes, 2.13%, 7/31/24	247,031
300,000	U.S. Treasury Notes, 2.38%, 8/15/24	300,961
250,000	U.S. Treasury Notes, 2.13%, 5/15/25	246,182
100,000	U.S. Treasury Notes, 2.25%, 11/15/25	99,121
750,000	U.S. Treasury Notes, 2.25%, 8/15/27	739,453
TOTAL U.S. TREASURY OBLIGATIONS (Cost $5,902,535) (1.5%)		6,086,146
Shares		Value
SHORT-TERM INVESTMENTS (7.8%)
	MONEY MARKET FUNDS (7.8%)
12,374,375	State Street Institutional U.S. Government Money Market Fund, Premier Class	12,374,375
Shares		Value
	MONEY MARKET FUNDS (7.8%) (continued)
18,814,498	State Street Navigator Securities Lending Government Money Market Portfolio(4)	$18,814,498
TOTAL SHORT-TERM INVESTMENTS (Cost $31,188,873) (7.8%)		31,188,873
TOTAL INVESTMENT SECURITIES (104.5%) (Cost $341,888,810)		$417,789,085
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (-4.5%)		(18,169,659)
NET ASSETS (100%)		$399,619,426
*
Non-income producing.

(1)
A portion or all of the security was held on loan. As of December 31, 2017, the market value of the securities on loan was $45,312,056.

(2)
Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.

(3)
The rate shown on floating rate securities is the rate at the end of the reporting period. The rate changes monthly.

(4)
Securities with an aggregate market value of  $45,312,056 were out on loan in exchange for $18,814,498 of cash collateral as of December 31, 2017. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1(J) in the Notes to Financial Statements.

ADR
American Depositary Receipt.

FHLB
Federal Home Loan Bank.

FHLMC
Federal Home Loan Mortgage Corp.

FNMA
Federal National Mortgage Association.

FREMF
Finnish Real Estate Management Federation.

GMTN
Global Medium Term Note.

GNMA
Government National Mortgage Association.

LIBOR
London Interbank Offered Rate.

MTN
Medium Term Note.

REIT
Real Estate Investment Trust.

REMIC
Real Estate Mortgage Investment Conduit.

See Notes to Financial Statements.

Schedule of Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments in securities as of December 31, 2017 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$340,053,808	$—	$—	$340,053,808
Asset-Backed Securities	—	1,932,150	—	1,932,150
Commercial Mortgage-Backed Securities	—	3,559,710	—	3,559,710
Corporate Bonds & Notes*	—	22,516,104	—	22,516,104
Foreign Government Obligations	—	1,277,081	—	1,277,081
Long-Term Municipal Securities*	—	1,618,865	—	1,618,865
U.S. Government Agency Obligations	—	9,556,348	—	9,556,348
U.S. Treasury Obligations	—	6,086,146	—	6,086,146
Short-Term Investments	31,188,873	—	—	31,188,873
Total Investments in Securities	$371,242,681	$46,546,404	$—	$417,789,085

*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

VALUE LINE LARGER COMPANIES FOCUSED FUND, INC.

INVESTMENT OBJECTIVE AND STRATEGY (condensed) (unaudited)
The Fund’s sole investment objective is long-term growth of capital.
To achieve the Fund’s investment objective, the Adviser invests substantially all of the Fund’s assets in common stock. Under normal circumstances, the Adviser expects that the Fund’s portfolio will generally consist of positions in 25 to 50 companies. The Adviser considers companies with market capitalization of greater than $10 billion at time of purchase to be larger companies. The Fund is actively managed by the Adviser, which seeks to purchase growth companies that have fundamentally strong market positions in growing industries that may enable those companies to increase future sales and earnings at an above average pace in the coming years. During the investment selection process, the Adviser performs fundamental and quantitative analysis on each company and utilizes the rankings of companies by the Value Line Timeliness™ Ranking System (the “Ranking System”) to assist in selecting securities for purchase. The Ranking System is a proprietary quantitative system that compares an estimate of the probable market performance ofeach stock within a universe during the next six to twelve months to that of all stocks within that universe and ranks stocks on a scale of 1 (highest) to 5 (lowest). The universe consists of stocks of approximately 1,700 companies under review by the Ranking System accounting for approximately 90% of the market capitalization of all stocks traded on the U.S. securities exchanges, including stocks of foreign companies.
Manager Discussion of Fund Performance
Below, Value Line Larger Companies Focused Fund, Inc. portfolio manager Cindy Starke discusses the Fund’s performance and positioning for the 12 months ended December 31, 2017.
How did the Fund perform during the annual period?
The Fund’s Investor Class generated a total return of 33.79% during the 12 months ended December 31, 2017. This compares to the 21.83% return of the Fund’s benchmark, the S&P 500® Index, during the same annual period.
What key factors were responsible for the Fund’s performance during the 12-month reporting period?
The Fund significantly outperformed the S&P 500® Index during the 12-month reporting period attributable to a combination of effective stock selection and sector allocation. In addition, the Fund benefited from its focus on investments in leading large-cap growth stocks versus the S&P 500® Index’s more broadly diversified composition. Growth stocks outpaced value stocks during the annual period across the capitalization spectrum, and large-cap growth stocks was the strongest performing segment in the U.S. equity market.
Which equity market sectors most significantly affected Fund performance?
The Fund was invested in only seven sectors of the S&P 500® Index during the annual period. Of those sectors in which the Fund was invested, the Fund benefited most from effective stock selection in and having an overweighted allocation to the information technology sector, which was the best performing sector in the S&P 500® Index during the annual period. Stock selection in and having an underweighted allocation to energy, which was the second-weakest performing sector in the S&P 500® Index during the annual period, also boosted the Fund’s relative results. Similarly, the Fund’s underweighted allocation to and strong stock selection in consumer staples, which lagged the S&P 500® Index during the annual period, contributed positively. Importantly, having no allocations at all to some of the other weaker performing sectors, such as telecommunication services, real estate and utilities, buoyed the Fund’s relative results as well.
Though detractors were modest, stock selection within industrials and health care dampened relative results during the annual period. Having an underweighted allocation to financials and no exposure at all to materials, each of which outpaced the S&P 500® Index during the annual period, also hurt.
What were some of the Fund’s best-performing individual stocks?
The individual stocks that contributed most to the Fund’s relative results were software gaming company Activision Blizzard, biotechnology company Vertex Pharmaceuticals and biopharmaceutical company Kite Pharma.
Shares of Activision Blizzard rose significantly during the annual period, supported by the company’s strong execution and innovation in the large and expanding video game market. Vertex Pharmaceuticals saw its shares achieve a triple-digit price gain during the annual period, supported by its positive clinical trial data, which boosted investors’ confidence in the company’s longer-term opportunities. Vertex Pharmaceuticals’ therapies target the cystic fibrosis market, and its drug pipeline progress significantly expands the size of its treatable patient population. We trimmed the Fund’s positions in Activision Blizzard and Vertex Pharmaceuticals on strength through the annual period. Shares of Kite Pharma more than doubled in price during the Fund’s brief holding period, driven by the announcement that the company agreed to be acquired by Gilead Sciences. Kite Pharma is an industry leader in the emerging field of cell immunotherapy, which uses a patient’s own immune cells to fight cancer. The Fund had established a Fund position in Kite Pharma in mid-March 2017, built the position and then trimmed it on strength. We sold the position following the acquisition announcement in August 2017.

VALUE LINE LARGER COMPANIES FOCUSED FUND, INC. (continued)

Which stocks detracted significantly from the Fund’s performance during the annual period?
During the annual period, the stocks that detracted most from the Fund’s performance were all biopharmaceuticals companies in the health care sector—Celgene, Alexion Pharmaceuticals and Intercept Pharmaceuticals.
Shares of Celgene experienced a double-digit decline during the annual period due primarily to the company’s pipeline disappointments and lowered longer-term guidance. Alexion Pharmaceuticals’ share price decline was more modest, but the company was a more sizable position within the Fund and thus had a substantial effect. Coming out of a weak year in 2016, which included executive management turnover, Alexion Pharmaceuticals remained volatile in 2017. Shares of Intercept Pharmaceuticals fell sharply during the annual period. Its lead product, Ocaliva, had been granted FDA approval in 2016, but the FDA issued a warning in the third quarter of 2017 that the product was being inappropriately dosed in certain patients. The company addressed the FDA warning, focused on re-educating the market, and saw an uptick in U.S. prescriptions in subsequent months. In each of these cases, we still considered the valuations of the companies attractive and their longer-term growth prospects intact, and so we added to the Fund’s positions in each on share price weakness.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
Did the Fund make any significant purchases or sales during the annual period?
We established a Fund position in Juno Therapeutics, a clinical-stage biotechnology company focused on cellular-based immunotherapies, which use patients’ own immune cells to fight cancer. In our view, Juno Therapeutics operates in an attractive market with only a few pure-play companies, including Kite Pharma, which was acquired by Gilead Sciences in October 2017. (After the close of the annual period, we sold the Fund’s position in Juno Therapeutics upon the January 2018 announcement of its pending acquisition by Celgene.)
We established a Fund position in Ulta Beauty, a leading specialty retailer of beauty products and services in the U.S. Over the past few years, the company’s sales and earnings per share have grown significantly. We believe these metrics are likely to continue to grow at a healthy pace, as the company, in our view, is well positioned to continue gaining market share in the U.S. beauty market.
We established a Fund position in Zendesk. Zendesk provides software-as-a-service solutions focused on improving customer relationships. The company has grown and expanded its market beyond small and medium businesses to include larger enterprises. Its value proposition, including pricing, positions the company well, in our view, against large competitors, including Oracle and Salesforce.com. We believe Zendesk’s execution has been strong and that its revenues could grow significantly over the new few years.
Conversely, in addition to the sale of Kite Pharma, mentioned earlier, we exited the Fund’s position in specialty retailer Urban Outfitters, with the sale triggered by the company’s deteriorating fundamentals, including disappointing sales. Lower sales and increased investments pressured its margins, prompting lower estimates. Given the challenging retail environment and lack of stock catalysts, we opted to sell the position.
We eliminated the Fund’s position in Akamai Technologies, a global leader in content delivery network services to make the Internet faster, more reliable and secure. Its shares were pressured by in-house solutions, including those by large technology companies, such as Facebook, Netflix and Amazon.com. While Akamai Technologies has been successful in expanding into adjacent growth markets, such as security, headwinds within its core market are likely, in our view, to limit upside potential. Further margin pressures are, in turn, likely to result in earnings declines in the near term and offer what we see as relatively less attractive mid-term growth within the information technology sector. Given these deteriorating fundamentals, we sold the position.
Were there any notable changes in the Fund’s weightings during the 12-month period?
During the 12-month period ended December 31, 2017, the Fund’s weightings relative to the S&P 500® Index in the health care sector increased and in the consumer discretionary sector decreased. The Fund’s exposure to the industrials sector was eliminated completely.
How was the Fund positioned relative to its benchmark index at the end of December 2017?
As of December 31, 2017, the Fund was overweighted relative to the S&P 500® Index in the health care, information technology and consumer discretionary sectors. The Fund was underweighted relative to the S&P 500® Index in the financials, energy and consumer staples sectors on the same date. The Fund had no exposure to the industrials, utilities, real estate, materials and telecommunication services sectors at the end of December 2017.

What is your tactical view and strategy for the months ahead?
At the end of December 2017, we believed the earnings growth outlook for the companies in the S&P 500® Index looked encouraging. According to FactSet, consensus expectations for the S&P 500® Index’s companies’ sales and earnings per share were for accelerated growth in 2018 compared to 2017 levels. Further, with a backdrop of a more favorable and competitive corporate tax rate and lower individual tax rates for many Americans, it appears U.S. companies are well positioned to benefit from these significant changes, potentially enabling them to deliver higher rates of growth in 2018 and beyond. We believe earnings growth is one of the primary drivers of share prices over the long term and this estimated increase in earnings potentially supports higher equity prices going forward. Further, we believe this earnings growth potential is supported by a demand outlook that is improving as well as by estimates for revenue growth in the mid-single digit range for 2018. Given this backdrop, we intend to continue to seek companies for the Fund’s portfolio that are positioned to grow both their sales and earnings above the market and their peers.
All that said, regardless of economic or market conditions, our strategy will remain constant with an emphasis on owning a focused portfolio of what we consider to be the best large-capitalization growth companies. We believe these companies can flourish in the coming years, as they are mainly driven by longer-term secular growth drivers and should be affected less by periods of economic weakness should such a scenario arise. It is also important to note that we take a long-term view on the Fund’s holdings and will seek to opportunistically trim and/or add to these holdings during periods of market volatility. We intend to seek investments in a diversified but focused portfolio of high quality large-cap growth companies that we believe are well positioned to grow sales and earnings over the next few years. As always, our goal is to generate solid returns through capital growth across market cycles.

Value Line Larger Companies Focused Fund, Inc.
Portfolio Highlights at December 31, 2017 (unaudited)

Ten Largest Holdings
Issue	Shares	Value	Percentage of Net Assets
Alexion Pharmaceuticals, Inc.	160,000	$19,134,400	7.0%
Facebook, Inc.	92,000	16,234,320	5.9%
Activision Blizzard, Inc.	240,000	15,196,800	5.5%
Amazon.com, Inc.	12,400	14,501,428	5.3%
Alphabet, Inc.	13,000	13,694,200	5.0%
Visa, Inc.	105,000	11,972,100	4.4%
Celgene Corp.	105,000	10,957,800	4.0%
Alibaba Group Holding, Ltd. ADR	62,000	10,690,660	3.9%
Vertex Pharmaceuticals, Inc.	70,000	10,490,200	3.8%
PayPal Holdings, Inc.	117,000	8,613,540	3.1%
Total			47.9%
Asset Allocation – Percentage of Total Investment Securities*

Sector Weightings – Percentage of Total Investment Securities**
*
Asset allocation excludes cash & other assets.

**
Sector weightings exclude short-term investments.

The following graph compares the performance of the Value Line Larger Companies Focused Fund, Inc. to that of the S&P 500® Index (the “Index”). The Value Line Larger Companies Focused Fund, Inc. is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The returns for the Index do not reflect charges, expenses or taxes, but do include the reinvestment of dividends, if any. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in the Value Line Larger Companies Focused Fund, Inc. and the S&P 500® Index*

Performance Data: **
Average Annual Total Return
Investor Class
1 year ended 12/31/17	33.79%
5 years ended 12/31/17	16.59%
10 years ended 12/31/17	7.43%
Institutional Class
1 year ended 12/31/17	33.96%
*
The S&P 500® Index is an unmanaged index that is representative of the larger-capitalization stocks traded in the United States.

**
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of  $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Value Line Larger Companies Focused Fund, Inc.
Schedule of Investments

Shares		Value
COMMON STOCKS (100.3%)
CONSUMER DISCRETIONARY (16.3%)
	APPAREL (1.0%)
45,000	NIKE, Inc. Class B	$2,814,750
	AUTO MANUFACTURERS (1.1%)
10,000	Tesla, Inc.*(1)	3,113,500
	INTERNET (9.0%)
12,400	Amazon.com, Inc.*	14,501,428
36,000	Netflix, Inc.*	6,910,560
1,800	Priceline Group, Inc. (The)*	3,127,932
		24,539,920
	RETAIL (5.2%)
56,000	Starbucks Corp.	3,216,080
75,000	TJX Companies, Inc. (The)	5,734,500
24,000	Ulta Salon, Cosmetics & Fragrance, Inc.*	5,367,840
		14,318,420
		44,786,590
CONSUMER STAPLES (4.8%)
	BEVERAGES (3.6%)
24,000	Constellation Brands, Inc. Class A	5,485,680
70,000	Monster Beverage Corp.*	4,430,300
		9,915,980
	COSMETICS & PERSONAL CARE (1.2%)
26,000	Estee Lauder Companies, Inc. (The) Class A	3,308,240
		13,224,220
ENERGY (2.7%)
	OIL & GAS (2.7%)
35,000	Diamondback Energy, Inc.*	4,418,750
17,000	Pioneer Natural Resources Co.	2,938,450
		7,357,200
FINANCIALS (5.3%)
	BANKS (2.6%)
240,000	Bank of America Corp.	7,084,800
	DIVERSIFIED FINANCIAL SERVICES (2.7%)
104,000	Blackstone Group L.P. (The)	3,330,080
80,000	Charles Schwab Corp. (The)	4,109,600
		7,439,680
		14,524,480
Shares		Value
HEALTHCARE (30.9%)
	BIOTECHNOLOGY (22.3%)
160,000	Alexion Pharmaceuticals, Inc. *	$19,134,400
20,000	Biogen, Inc.*	6,371,400
55,000	BioMarin Pharmaceutical, Inc. *	4,904,350
105,000	Celgene Corp.*	10,957,800
88,000	Exact Sciences Corp.*(1)	4,623,520
33,000	Intercept Pharmaceuticals, Inc.*(1)	1,927,860
60,000	Juno Therapeutics, Inc.*(1)	2,742,600
70,000	Vertex Pharmaceuticals, Inc.*	10,490,200
		61,152,130
	HEALTHCARE PRODUCTS (3.1%)
46,000	Edwards Lifesciences Corp.*	5,184,660
46,000	Nevro Corp.*	3,175,840
		8,360,500
	PHARMACEUTICALS (4.4%)
54,000	DexCom, Inc.*(1)	3,099,060
32,000	Jazz Pharmaceuticals PLC*	4,308,800
55,000	TESARO, Inc.*(1)	4,557,850
		11,965,710
	SOFTWARE (1.1%)
48,000	Medidata Solutions, Inc.*	3,041,760
		84,520,100
INFORMATION TECHNOLOGY (40.3%)
	COMMERCIAL SERVICES (3.2%)
117,000	PayPal Holdings, Inc.*	8,613,540
	COMPUTERS (0.9%)
36,000	Cognizant Technology Solutions Corp. Class A	2,556,720
	DIVERSIFIED FINANCIAL SERVICES (4.4%)
105,000	Visa, Inc. Class A	11,972,100
	INTERNET (18.7%)
62,000	Alibaba Group Holding, Ltd. ADR*(1)	10,690,660
13,000	Alphabet, Inc. Class A*	13,694,200
92,000	Facebook, Inc. Class A *	16,234,320
78,000	GrubHub, Inc.*(1)	5,600,400
Shares		Value
INFORMATION TECHNOLOGY (40.3%) (continued)
	INTERNET (18.7%) (continued)
150,000	Zendesk, Inc.*	$5,076,000
		51,295,580
	SEMICONDUCTORS (1.8%)
19,000	BROADCOM, Ltd.	4,881,100
	SOFTWARE (11.3%)
240,000	Activision Blizzard, Inc.	15,196,800
27,000	Adobe Systems, Inc.*	4,731,480
44,000	Salesforce.com, Inc.*	4,498,120
50,000	ServiceNow, Inc.*	6,519,500
		30,945,900
		110,264,940
TOTAL COMMON STOCKS (Cost $195,333,257) (100.3%)		274,677,530
SHORT-TERM INVESTMENT (3.7%)
	MONEY MARKET FUND (3.7%)
10,126,558	State Street Navigator Securities Lending Government Money Market Portfolio(2)	10,126,558
TOTAL SHORT-TERM INVESTMENT (Cost $10,126,558) (3.7%)		10,126,558
TOTAL INVESTMENT SECURITIES (104.0%) (Cost $205,459,815)		$284,804,088
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (-4.0%)		(10,932,046)
NET ASSETS (100%)		$273,872,042
*
Non-income producing.

(1)
A portion or all of the security was held on loan. As of December 31, 2017, the market value of the securities on loan was $34,254,524.

(2)
Securities with an aggregate market value of  $34,254,524 were out on loan in exchange for $10,126,558 of cash collateral as of December 31, 2017. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1(J) in the Notes to Financial Statements.

ADR
American Depositary Receipt.

See Notes to Financial Statements.

December 31, 2017

The following table summarizes the inputs used to value the Fund’s investments in securities as of December 31, 2017 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$274,677,530	$—	$—	$274,677,530
Short-Term Investment	10,126,558	—	—	10,126,558
Total Investments in Securities	$284,804,088	$—	$—	$284,804,088
*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

Statements of Assets and Liabilities
at December 31, 2017

	Value Line Premier Growth Fund, Inc.	Value Line Mid Cap Focused Fund, Inc.	Value Line Income and Growth Fund, Inc.	Value Line Larger Companies Focused Fund, Inc.
Assets:
Investments in securities, at value*	$338,901,959	$149,656,633	$417,789,085	$284,804,088
Receivable for securities sold	11,326,834	5,561,717	681,059	—
Dividends and interest receivable	245,357	73,981	488,794	9,000
Receivable for capital shares sold	38,256	11,578	648,729	115,586
Prepaid expenses	19,097	25,051	27,607	22,163
Receivable for securities lending income	4,446	1,304	36,263	5,393
Total Assets	350,535,949	155,330,264	419,671,537	284,956,230
Liabilities:
Payable upon return of securities on loan (See Note 1J)	5,500,439	4,559,956	18,814,498	10,126,558
Payable for securities purchased	2,559,395	1,779,587	—	—
Payable for capital shares redeemed	29,242	62,626	669,300	238,519
Due to custodian	—	—	143,612	455,735
Accrued expenses:
Advisory fee	217,499	81,799	220,455	131,672
Service and distribution plan fees	72,500	31,354	83,363	57,609
Directors’ fees and expenses	591	319	363	609
Other	99,960	50,242	120,520	73,486
Total Liabilities	8,479,626	6,565,883	20,052,111	11,084,188
Net Assets	$342,056,323	$148,764,381	$399,619,426	$273,872,042
Net assets consist of:
Capital stock, at $1.00 par value (authorized 100,000,000, 50,000,000, 75,000,000 and 50,000,000 shares, respectively)	$10,330,885	$7,753,584	$40,148,870	$9,560,272
Additional paid-in capital	124,464,255	78,442,226	278,034,059	179,738,564
Undistributed/(distributions in excess of) net investment income	—	—	—	—
Accumulated net realized gain on investments and foreign currency	15,867,273	5,561,967	5,536,222	5,228,933
Net unrealized appreciation/(depreciation) of:
Investments and foreign currency translations	191,393,910	57,006,604	75,900,275	79,344,273
Net Assets	$342,056,323	$148,764,381	$399,619,426	$273,872,042
Net Asset Value Per Share
Investor Class
Net Assets	$342,056,323	$147,669,386	$392,868,970	$272,191,400
Shares Outstanding	10,330,885	7,696,559	39,466,694	9,501,619
Net Asset Value, Offering and Redemption Price per Outstanding Share	$33.11	$19.19	$9.95	$28.65
Institutional Class
Net Assets	$—	$1,094,995(1)	$6,750,456	$1,680,642
Shares Outstanding	—	57,025(1)	682,176	58,653
Net Asset Value, Offering and Redemption Price per Outstanding Share	$—	$19.20(1)	$9.90	$28.65
* Includes securities on loan of	$54,958,838	$16,174,447	$45,312,056	$34,254,524
Cost of investments	$147,508,412	$92,650,029	$341,888,810	$205,459,815

(1)	Commenced operations on August 12, 2017.
See Notes to Financial Statements.

Statements of Operations
for the Year Ended December 31, 2017

	Value Line Premier Growth Fund, Inc.	Value Line Mid Cap Focused Fund, Inc.	Value Line Income and Growth Fund, Inc.	Value Line Larger Companies Focused Fund, Inc.
Investment Income:
Dividends (net of foreign withholding tax of $34,019, $14,407, $0 and $0, respectively)	$3,081,684	$1,202,080	$4,274,485	$945,157
Interest	21,853	12,703	1,422,487	6,161
Securities lending income	26,214	10,044	158,193	67,626
Total Income	3,129,751	1,224,827	5,855,165	1,018,944
Expenses:
Advisory fees	2,478,520	995,102	2,421,756	1,920,689
Service and distribution plan fees	826,174	362,626	902,663	635,995
Sub-transfer agent fees	62,053	15,040	69,397	17,273
Auditing and legal fees	193,373	90,991	192,300	145,674
Transfer agent fees	172,968	132,468	183,485	166,912
Directors’ fees and expenses	60,040	19,313	48,993	34,231
Custody and accounting fees	54,537	25,522	113,911	45,730
Printing and postage	51,349	37,177	51,730	32,153
Insurance fees	22,356	9,567	21,705	15,365
Registration and filing fees	21,145	26,345	28,701	30,740
Tax service fees	13,014	5,692	14,345	10,213
Other	26,027	13,793	31,282	20,774
Total Expenses Before Fees Waived (See Note 5)	3,981,556	1,733,636	4,080,268	3,075,749
Less: Service and Distribution Plan Fees Waived	—	—	—	(139,260)
Less: Advisory Fees Waived	—	(16,358)	(29,265)	(89,666)
Less: Sub-Transfer Agent Fees Waived	—	(6)	(236)	(29)
Net Expenses	3,981,556	1,717,272	4,050,767	2,846,794
Net Investment Income/(Loss)	(851,805)	(492,445)	1,804,398	(1,827,850)
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Exchange Transactions:
Net Realized Gain/(Loss) From:
Investments	34,548,515	7,769,856	21,519,254	21,429,155
Foreign currency translations	(136)	—	—	—
	34,548,379	7,769,856	21,519,254	21,429,155
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments	32,411,046	18,697,461	51,649,709	51,409,377
Foreign currency transactions	575	—	—	—
	32,411,621	18,697,461	51,649,709	51,409,377
Net Realized Gain and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	66,960,000	26,467,317	73,168,963	72,838,532
Net Increase in Net Assets from Operations	$66,108,195	$25,974,872	$74,973,361	$71,010,682
See Notes to Financial Statements.

Statement of Changes in Net Assets

	Value Line Premier Growth Fund, Inc.		Value Line Mid Cap Focused Fund, Inc.
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment loss	$(851,805)	$(618,799)	$(492,445)	$(359,368)
Net realized gain on investments and foreign currency	34,548,379	20,580,398	7,769,856	6,545,313
Change in net unrealized appreciation/(depreciation) on investments and foreign currency translations	32,411,621	683,763	18,697,461	7,113,626
Net increase in net assets from operations	66,108,195	20,645,362	25,974,872	13,299,571
Distributions to Shareholders from:
Net investment income
Investor Class	—	—	—	—
Institutional Class	—	—	—	—
Net realized gain from investment transactions
Investor Class	(22,912,326)	(19,959,942)	(2,343,621)	(2,944,129)
Institutional Class	—	—	(17,322)(1)	—
Total distributions	(22,912,326)	(19,959,942)	(2,360,943)	(2,944,129)
Share Transactions:
Proceeds from sale of shares
Investor Class	9,120,288	10,280,848	8,516,948	32,072,841
Institutional Class	—	—	1,023,752(1)	—
Proceeds from reinvestment of dividends and distributions to shareholders
Investor Class	22,041,732	19,188,248	2,228,642	2,805,248
Institutional Class	—	—	17,322(1)	—
Cost of shares redeemed
Investor Class	(40,995,529)	(51,586,015)	(20,666,260)	(30,070,455)
Institutional Class	—	—	—	—
Net increase/(decrease) in net assets from capital share transactions	(9,833,509)	(22,116,919)	(8,879,596)	4,807,634
Total increase/(decrease) in net assets	33,362,360	(21,431,499)	14,734,333	15,163,076
Net Assets:
Beginning of year	308,693,963	330,125,462	134,030,048	118,866,972
End of year	$342,056,323	$308,693,963	$148,764,381	$134,030,048
Undistributed/(distributions in excess of) net investment income included in net assets, at end of year	$—	$—	$—	$—
Capital Share Transactions:
Shares sold
Investor Class	285,715	347,233	471,107	2,008,529
Institutional Class	—	—	56,126(1)	—
Shares issued to shareholders in reinvestment of dividends and distributions
Investor Class	663,714	655,560	115,774	170,532
Institutional Class	—	—	899(1)	—
Shares redeemed
Investor Class	(1,266,122)	(1,764,444)	(1,126,841)	(1,871,701)
Institutional Class	—	—	—	—
Net increase (decrease)	(316,693)	(761,651)	(482,935)	307,360
(1)
Commenced operations on August 12, 2017.

See Notes to Financial Statements.

	Value Line Income and Growth Fund, Inc.		Value Line Larger Companies Focused Fund, Inc.
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment loss	$1,804,398	$654,214	$(1,827,850)	$(1,371,262)
Net realized gain on investments and foreign currency	21,519,254	12,719,726	21,429,155	30,662,481
Change in net unrealized appreciation/(depreciation) on investments and foreign currency translations	51,649,709	(6,237,899)	51,409,377	(29,089,253)
Net increase in net assets from operations	74,973,361	7,136,041	71,010,682	201,966
Distributions to Shareholders from:
Net investment income
Investor Class	(1,946,288)	(643,036)	—	—
Institutional Class	(40,592)	(2,140)	—	—
Net realized gain from investment transactions
Investor Class	(18,989,991)	(16,159,283)	(19,571,353)	(27,146,882)
Institutional Class	(328,234)	(55,920)	(120,372)	(50,291)
Total distributions	(21,305,105)	(16,860,379)	(19,691,725)	(27,197,173)
Share Transactions:
Proceeds from sale of shares
Investor Class	92,630,410	22,785,623	19,224,664	6,598,828
Institutional Class	6,476,607	1,412,757	7,623,944	291,422
Proceeds from reinvestment of dividends and distributions to shareholders
Investor Class	19,731,130	15,695,103	18,930,393	26,090,045
Institutional Class	325,581	58,060	120,372	50,291
Cost of shares redeemed
Investor Class	(75,505,855)	(76,243,039)	(31,895,162)	(24,144,856)
Institutional Class	(1,398,304)	(549,575)	(6,526,863)	—
Net increase/(decrease) in net assets from capital share transactions	42,259,569	(36,841,071)	7,477,348	8,885,730
Total increase/(decrease) in net assets	95,927,825	(46,565,409)	58,796,305	(18,109,477)
Net Assets:
Beginning of year	303,691,601	350,257,010	215,075,737	233,185,214
End of year	$399,619,426	$303,691,601	$273,872,042	$215,075,737
Undistributed/(distributions in excess of) net investment income included in net assets, at end of year	$—	$60,440	$—	$—
Capital Share Transactions:
Shares sold
Investor Class	9,575,418	2,577,553	661,187	259,527
Institutional Class	662,936	168,585	250,990	11,395
Shares issued to shareholders in reinvestment of dividends and distributions
Investor Class	1,973,382	1,831,848	655,712	1,119,264
Institutional Class	32,713	6,817	4,168	2,160
Shares redeemed
Investor Class	(7,754,363)	(8,885,626)	(1,127,067)	(945,122)
Institutional Class	(138,584)	(61,590)	(213,903)	—
Net increase (decrease)	4,351,502	(4,362,413)	231,087	447,224

Value Line Premier Growth Fund, Inc.
Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:
	Value Line Premier Growth Fund, Inc. Investor Class Years Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$28.99	$28.93	$33.84	$33.99	$28.84
Income/(loss) from investment operations:
Net investment income/(loss)	(0.08)	0.00(1)	(0.07)	0.01	0.00(1)
Net gains on securities (both realized and unrealized)	6.56	2.04	0.14	2.29	7.64
Total from investment operations	6.48	2.04	0.07	2.30	7.64
Less distributions:
Dividends from net investment income	—	—	—	(0.01)	—
Distributions from net realized gains	(2.36)	(1.98)	(4.98)	(2.44)	(2.49)
Total distributions	(2.36)	(1.98)	(4.98)	(2.45)	(2.49)
Net asset value, end of year	$33.11	$28.99	$28.93	$33.84	$33.99
Total return	22.32%	7.00%	0.25%	6.75%	26.56%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$342,056	$308,694	$330,125	$379,205	$402,073
Ratio of gross expenses to average net assets	1.20%	1.21%	1.23%	1.23%	1.24%
Ratio of net expenses to average net assets	1.20%	1.21%	1.23%	1.23%	1.24%
Ratio of net investment income/(loss) to average net assets	(0.26)%	(0.20)%	(0.26)%	0.01%	(0.02)%
Portfolio turnover rate	3%	7%	12%	9%	11%
(1)
Amount is less than $.01 per share.

See Notes to Financial Statements.

Value Line Mid Cap Focused Fund, Inc.
Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:
	Value Line Mid Cap Focused Fund, Inc. Investor Class Years Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$16.27	$14.99	$14.56	$13.50	$10.36
Income/(loss) from investment operations:
Net investment income/(loss)	0.00	0.00(1)	(0.08)	(0.01)	0.01
Net gains on securities (both realized and unrealized)	3.23	1.64	0.51	1.08	3.19
Total from investment operations	3.23	1.64	0.43	1.07	3.20
Less distributions:
Dividends from net investment income	—	—	—	(0.01)	(0.06)
Distributions from net realized gains	(0.31)	(0.36)	—	—	—
Total distributions	(0.31)	(0.36)	—	(0.01)	(0.06)
Net asset value, end of year	$19.19	$16.27	$14.99	$14.56	$13.50
Total return	19.84%	10.94%	2.95%	7.90%	30.86%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$147,669	$134,030	$118,867	$125,330	$125,268
Ratio of gross expenses to average net assets	1.18%	1.21%	1.24%	1.23%	1.26%
Ratio of net expenses to average net assets	1.18%	1.21%	1.24%	1.23%	1.12%
Ratio of net investment income/(loss) to average net assets	(0.34)%	(0.28)%	(0.53)%	(0.06)%	0.05%
Portfolio turnover rate	2%	20%	17%	61%	7%
(1)
Amount is less than $.01 per share.

Selected data for a share of capital stock outstanding throughout each year:
Value Line Mid Cap Focused Fund, Inc. Institutional Class Period Ended December 31,
2017(1)
Net asset value, beginning of period	$18.25
Income/(loss) from investment operations:
Net investment income	0.00
Net gains on securities (both realized and unrealized)	1.26
Total from investment operations	1.26
Less distributions:
Distributions from net realized gains	(0.31)
Total distributions	(0.31)
Net asset value, end of year	$19.20
Total return	6.89%(2)
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$1,095
Ratio of gross expenses to average net assets(3)	5.61%(5)
Ratio of net expenses to average net assets(4)	0.93%(5)
Ratio of net investment loss to average net assets(4)	(0.12)%(5)
Portfolio turnover rate	2%(2)
(1)
Commenced operations on August 12, 2017.

(2)
Not annualized.

(3)
Ratio reflects expenses grossed up for the reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(4)
Ratio reflects expenses net of the reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(5)
Annualized.

See Notes to Financial Statements.

Value Line Income and Growth Fund, Inc.
Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:
	Value Line Income and Growth Fund, Inc. Investor Class Years Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$8.48	$8.72	$9.40	$9.82	$8.67
Income/(loss) from investment operations:
Net investment income	0.05	0.02	0.06	0.12	0.12
Net gains/(losses) on securities (both realized and unrealized)	1.97	0.23	(0.14)	0.92	1.57
Total from investment operations	2.02	0.25	(0.08)	1.04	1.69
Less distributions:
Dividends from net investment income	(0.05)	(0.02)	(0.06)	(0.11)	(0.12)
Distributions from net realized gains	(0.50)	(0.47)	(0.54)	(1.35)	(0.42)
Total distributions	(0.55)	(0.49)	(0.60)	(1.46)	(0.54)
Net asset value, end of year	$9.95	$8.48	$8.72	$9.40	$9.82
Total return	23.86%	2.80%	(0.86)%	10.62%	19.55%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$392,869	$302,636	$350,159	$372,707	$330,698
Ratio of gross expenses to average net assets	1.11%	1.16%	1.15%	1.15%	1.16%
Ratio of net expenses to average net assets	1.11%	1.16%	1.15%	1.12%	1.11%
Ratio of net investment income to average net assets	0.49%	0.22%	0.67%	1.17%	1.26%
Portfolio turnover rate	88%	53%	45%	57%	27%
	Value Line Income and Growth Fund, Inc. Institutional Class
	Years Ended December 31,		Period Ended December 31, 2015(1)
	2017	2016
Net asset value, beginning of year	$8.43	$8.65	$9.50
Income/(loss) from investment operations:
Net investment income/(loss)	0.07	0.02	(0.07)
Net gains/(losses) on securities (both realized and unrealized)	1.98	0.25	(0.24)
Total from investment operations	2.05	0.27	(0.31)
Less distributions:
Dividends from net investment income	(0.08)	(0.02)	—
Distributions from net realized gains	(0.50)	(0.47)	(0.54)
Total distributions	(0.58)	(0.49)	(0.54)
Net asset value, end of year	$9.90	$8.43	$8.65
Total return	24.31%	3.06%	(3.29)%(2)
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$6,750	$1,055	$98
Ratio of gross expenses to average net assets(3)	1.63%	4.82%	6.19%(5)
Ratio of net expenses to average net assets(4)	0.86%	0.90%	6.19%(5)
Ratio of net investment income/(loss) to average net assets(4)	0.58%	0.43%	(5.02)%(5)
Portfolio turnover rate	88%	53%	45%(2)
(1)
Commenced operations on November 1, 2015.

(2)
Not annualized.

(3)
Ratio reflects expenses grossed up for the reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(4)
Ratio reflects expenses net of the reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(5)
Annualized.

See Notes to Financial Statements.

Value Line Larger Companies Focused Fund, Inc.
Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:
	Value Line Larger Companies Focused Fund, Inc. Investor Class Years Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$23.05	$26.25	$25.28	$25.57	$19.78
Income/(loss) from investment operations:
Net investment income/(loss)	(0.19)	0.00(1)	(0.14)	(0.01)	0.13
Net gains on securities (both realized and unrealized)	8.00	0.10	2.63	3.23	5.81
Total from investment operations	7.81	0.10	2.49	3.22	5.94
Redemption fees	—	—	—	—	0.00
Less distributions:
Dividends from net investment income	—	—	—	(0.11)	(0.15)
Distributions from net realized gains	(2.21)	(3.30)	(1.52)	(3.40)	—
Total distributions	(2.21)	(3.30)	(1.52)	(3.51)	(0.15)
Net asset value, end of year	$28.65	$23.05	$26.25	$25.28	$25.57
Total return	33.79%	0.24%	9.88%	12.41%	30.05%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$272,191	$214,675	$233,085	$220,548	$211,508
Ratio of gross expenses to average net assets(2)	1.19%	1.23%	1.23%	1.23%	1.25%
Ratio of net expenses to average net assets(3)	1.11%	1.13%	1.13%	1.13%	1.06%
Ratio of net investment income/(loss) to average net assets(3)	(0.71)%	(0.62)%	(0.55)%	(0.07)%	0.48%
Portfolio turnover rate	35%	47%	37%	89%	8%
(1)
Amount is less than $.01 per share.

(2)
Ratio reflects expenses grossed up reimbursement by the Distributor of certain expenses incurred by the Fund.

(3)
Ratio reflects expenses net of the reimbursement by the Distributor of certain expenses incurred by the Fund.

	Value Line Larger Companies Focused Fund, Inc. Institutional Class
	Years Ended December 31,		Period Ended December 31, 2015(1)
	2017	2016
Net asset value, beginning of year	$23.02	$26.18	$27.91
Income/(loss) from investment operations:
Net investment income/(loss)	(0.19)	0.00(2)	(0.09)
Net gains/(losses) on securities (both realized and unrealized)	8.03	0.14	(0.12)
Total from investment operations	7.84	0.14	(0.21)
Less distributions:
Distributions from net realized gains	(2.21)	(3.30)	(1.52)
Total distributions	(2.21)	(3.30)	(1.52)
Net asset value, end of year	$28.65	$23.02	$26.18
Total return	33.96%	0.40%	(0.73)%(3)
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$1,681	$401	$101
Ratio of gross expenses to average net assets(4)	2.73%	17.29%	2.70%(6)
Ratio of net expenses to average net assets(5)	0.94%	0.98%	2.70%(6)
Ratio of net investment loss to average net assets(5)	(0.67)%	(0.49)%	(2.16)%(6)
Portfolio turnover rate	35%	47%	37%(3)
(1)
Commenced operations on November 1, 2015.

(2)
Amount is less than $.01 per share.

(3)
Not annualized.

(4)
Ratio reflects expenses grossed up for the reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(5)
Ratio reflects expenses net of the reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(6)
Annualized.

See Notes to Financial Statements.

Notes to Financial Statements

1.   Significant Accounting Policies
Value Line Premier Growth Fund, Inc., Value Line Mid Cap Focused Fund, Inc., Value Line Income and Growth Fund, Inc., and Value Line Larger Companies Focused Fund, Inc. (individually a “Fund” and collectively, the “Funds”) are each registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. Value Line Mid Cap Focused Fund, Inc., Value Line Income & Growth Fund, Inc. and Value Line Larger Companies Focused Fund, Inc. each offer two classes of shares: Investor Class shares and Institutional Class shares. Investor Class shares are available to any investor who meets the Fund’s minimum purchase requirement. Institutional Class shares are designed for investors who meet certain administrative, service and account size criteria. The sole investment objective of the Value Line Premier Growth Fund, Inc., Value Line Mid Cap Focused Fund, Inc. and Value Line Larger Companies Focused Fund, Inc. is long-term growth of capital. The primary investment objective of the Value Line Income and Growth Fund, Inc. is income, as high and dependable as is consistent with reasonable risk and capital growth to increase total return. The Value Line Family of Funds (the “Value Line Funds”) is a family of mutual funds that consists of a variety of equity, fixed income, and hybrid funds.
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.
(A) Security Valuation:   Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value ("NAV”) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations ("NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.
Investments in shares of open-end mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 P.M. Eastern Standard Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the fund’s total net assets by the fund’s total number of shares outstanding at the time of calculation.
The Board of Directors (the “Board”) has determined that the value of bonds and other fixed income corporate securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service that determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations. Bonds and fixed income securities are valued at the evaluated bid on the date as of which the NAV is being determined. Securities, other than bonds and other fixed income securities, not priced in this manner are valued at the midpoint between the latest available and representative asked and bid prices, or when stock valuations are used, at the latest quoted sale price as of the regular close of business of the NYSE on the valuation date.
The Board has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Adviser. A valuation committee (the “Valuation Committee”) and a pricing committee (the “Pricing Committee”) have been established by the Board. The Valuation Committee oversees the implementation of the Funds’ valuation methods and makes fair value determinations on behalf of the Board, as instructed. The Pricing Committee monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Pricing Committee determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the

December 31, 2017

Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Funds may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.
(B) Fair Value Measurements:
The Funds follow fair valuation accounting standards (FASB ASC 820-10) which establishes a definition of fair value and sets out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
•
Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•
Level 3 — Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For the year ended December 31, 2017, there were no transfers between Level 1, Level 2, and Level 3 assets for each Fund.
The Funds' policy is to recognize transfers between levels at the beginning of the reporting period.
An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.
During the year ended December 31, 2017, there were no Level 3 investments in any Fund. The Schedule of Investments includes a breakdown of the Funds' investments by category.
(C) Federal Income Taxes:   It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of their investment income and capital gains to their shareholders. Therefore, no provision for federal income tax is required.
As of December 31, 2017, and for all open tax years, management has analyzed the Funds’ tax positions taken on federal and state income tax returns, and has concluded that no provision for federal or state income tax is required in the Funds' financial statements. The Funds' federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and the state departments of revenue. Value Line Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Value Line Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(D) Security Transactions and Distributions:   Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the basis of first-in first-out convention (“FIFO”). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Interest income, adjusted for the amortization of discount and premium, is earned from settlement date and recognized on the accrual basis. Gains and losses realized on prepayments received on mortgage-related securities are recorded as interest income.

Notes to Financial Statements (continued)

The dividends and distributions were as follows:
	Year Ended December 31, 2017	Year Ended December 31, 2016
Value Line Premier Growth Fund, Inc.
Dividends per share from net investment income	$—	$—
Distributions per share from net realized gains	$2.3579	$1.9843
Value Line Mid Cap Focused Fund, Inc.
Investor Class:
Dividends per share from net investment income	$—	$—
Distributions per share from net realized gains	$0.3086	$0.3642
Value Line Mid Cap Focused Fund, Inc.
Institutional Class*:
Dividends per share from net investment income	$—
Distributions per share from net realized gains	$0.3086
Value Line Income and Growth Fund, Inc.
Investor Class:
Dividends per share from net investment income	$0.0518	$0.0176
Distributions per share from net realized gains	$0.5027	$0.4703
Institutional Class:
Dividends per share from net investment income	$0.0772	$0.0185
Distributions per share from net realized gains	$0.5027	$0.4703
Value Line Larger Companies Focused Fund, Inc.
Investor Class:
Dividends per share from net investment income	$—	$—
Distributions per share from net realized gains	$2.2063	$3.3004
Institutional Class:
Dividends per share from net investment income	$—	$—
Distributions per share from net realized gains	$2.2063	$3.3004
*
Commenced operations on August 12, 2017.

The Value Line Income and Growth Fund, Inc. may purchase mortgage pass-through securities on a to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. The Fund may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). A TBA roll is treated by the Fund as a purchase transaction and a sale transaction in which the Fund realizes a gain or loss. The Fund’s use of TBA rolls may cause the Fund to experience higher portfolio turnover and higher transaction costs. The Fund could be exposed to possible risk if there is an adverse market action, expenses or delays in connection with TBA transactions, or if the counterparty fails to complete the transaction.
Income dividends and capital gains distributions are automatically reinvested in additional shares of each Fund unless the shareholder has requested otherwise. Income earned by the Fund on weekends, holidays and other days on which the Fund is closed for business is declared as a dividend on the next day on which the Fund is open for business. The Value Line Income and Growth Fund, Inc. distributes all of its net investment income quarterly and the Value Line Premier Growth Fund, Inc., the Value Line Mid Cap Focused Fund, Inc., and the Value Line Larger Companies Focused Fund, Inc. distribute all of their net investment income annually. Net realized capital gains if any, are distributed to shareholders annually or more frequently if necessary to comply with the Internal Revenue Code.

December 31, 2017

(E) Class Allocations:   All income earned and expenses incurred by the Funds are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.
Class Specific Expenses:
	Investor Class	Institutional Class*	Total
Value Line Mid Cap Focused Fund, Inc.
Registration and filing fees	$19,721	$6,624	$26,345
Transfer agent fees	122,742	9,726	132,468
Sub-transfer agent fees	15,034	6	15,040
Other	13,468	325	13,793
	Investor Class	Institutional Class	Total
Value Line Income and Growth Fund, Inc.
Registration and filing fees	$18,328	$10,373	$28,701
Transfer agent fees	162,975	20,510	183,485
Sub-transfer agent fees	69,161	236	69,397
Other	30,297	985	31,282
	Investor Class	Institutional Class	Total
Value Line Larger Companies Focused Fund, Inc.
Registration and filing fees	$19,511	$11,229	$30,740
Transfer agent fees	147,215	19,697	166,912
Sub-transfer agent fees	17,244	29	17,273
Other	19,800	974	20,774
*
Commenced operations on August 12, 2017.

(F) Foreign Currency Translation:   The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange at the valuation date. The Funds do not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.
Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.
Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Funds, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/(loss) on investments and change in net unrealized appreciation/(depreciation) on investments.
(G) Representations and Indemnifications:   In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.

Notes to Financial Statements (continued)

(H) Accounting for Real Estate Investment Trusts:   The Funds own shares of Real Estate Investment Trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction of cost and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.
(I) Foreign Taxes:   The Funds may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
(J) Securities Lending:   Under an agreement with State Street Bank & Trust (“State Street”), the Funds can lend their securities to brokers, dealers and other financial institutions approved by the Board. By lending their investment securities, the Funds attempt to increase their net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Funds. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Generally, in the event of a counter-party default, the Funds have the right to use the collateral to offset the losses incurred. The lending fees received and the Funds’ portion of the interest income earned on the cash collateral are included in “Securities lending income" in the Statements of Operations.
Upon entering into a securities lending transaction, the Funds receive cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street Global Advisors, acting in its capacity as securities lending agent (the “Agent”), in the Value Line Funds collateral account, which is subsequently invested into joint repurchase agreements and/or State Street Navigator Securities Lending Government Money Market Portfolio. When the Funds invest the cash collateral in the State Street Navigator Securities Lending Government Money Market Portfolio, a portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Funds.
The Funds may enter into joint repurchase agreements whereby their uninvested cash collateral from securities lending is deposited into a joint cash account with other funds managed by the Adviser and may be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Funds based on their pro-rata interest in the repurchase agreement. A repurchase agreement is accounted for as a loan by the funds to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked-to-market daily to maintain coverage of at least 100%. Investments made with the cash collateral are disclosed on the Schedules of Investments.
As of December 31, 2017, the Funds were not invested in joint repurchase agreements.
As of December 31, 2017, the Funds loaned securities which were collateralized by cash and other securities. The value of the securities on loan and the value of the related collateral were as follows:
Fund	Value of Securities Loaned	Value of Collateral*	Total Collateral (including Calculated Mark)**
Value Line Premier Growth Fund, Inc.	$54,958,838	$56,290,423	$56,136,263
Value Line Mid Cap Focused Fund, Inc.	16,174,447	16,525,244	16,507,055
Value Line Income and Growth Fund, Inc.	45,312,056	46,803,019	46,306,274
Value Line Larger Companies Focused Fund, Inc.	34,254,524	35,430,850	34,994,263
*
Value Line Premier Growth Fund, Inc., Value Line Mid Cap Focused Fund, Inc., Value Line Income and Growth Fund, Inc. and Value Line Larger Companies Focused Fund, Inc. received cash collateral of  $5,500,439, $4,559,956, $18,814,498 and $10,126,558, respectively, which was subsequently invested in the State Street Navigator Securities Lending Government Money Market Portfolio as reported in the Schedule of Investments. In addition, Value Line Premier Growth Fund, Inc., Value Line Mid Cap Focused Fund, Inc., Value Line Income and Growth Fund, Inc. and Value Line Larger Companies Focused Fund, Inc. received non-cash collateral of  $50,789,984, $11,965,288, $27,988,521 and $25,304,292, respectively, in the form of U.S. Government obligations, which the Funds cannot sell or repledge, and accordingly are not reflected in the Schedule of Investments.

December 31, 2017

**
Balances represent the end of day mark-to-market of securities lending collateral that will be reflected by the Funds as of the next business day.

The following tables represent the amount of payables for cash collateral received on securities on loan as shown on the Statements of Assets and Liabilities for the year ended December 31, 2017.
	Remaining Contractual Maturity of the Agreements As of December 31, 2017
Value Line Premier Growth Fund, Inc.	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stock	$5,500,439	$—	$—	$—	$5,500,439
Total Borrowings	$5,500,439	$—	$—	$—	$5,500,439
Gross amount of recognized liabilities for securities lending transactions					$5,500,439
	Remaining Contractual Maturity of the Agreements As of December 31, 2017
Value Line Mid Cap Focused Fund, Inc.	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stock	$4,559,956	$—	$—	$—	$4,559,956
Total Borrowings	$4,559,956	$—	$—	$—	$4,559,956
Gross amount of recognized liabilities for securities lending transactions					$4,559,956
	Remaining Contractual Maturity of the Agreements As of December 31, 2017
Value Line Income and Growth Fund, Inc.	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stock	$17,044,853	$—	$—	$—	$17,044,853
Corporate Bonds & Notes	1,162,145	—	—	—	1,162,145
U.S. Treasury Obligations	607,500				607,500
Total Borrowings	$18,814,498	$—	$—	$—	$18,814,498
Gross amount of recognized liabilities for securities lending transactions					$18,814,498
	Remaining Contractual Maturity of the Agreements As of December 31, 2017
Value Line Larger Companies Focused Fund, Inc.	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stock	$10,126,558	$—	$—	$—	$10,126,558
Total Borrowings	$10,126,558	$—	$—	$—	$10,126,558
Gross amount of recognized liabilities for securities lending transactions					$10,126,558
(K) Subsequent Events:   Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.
Effective February 12, 2018 Value Line Income and Growth Fund, Inc. will change its name to Value Line Capital Appreciation Fund, Inc. There are no changes in the strategy or managers of the Fund.

Notes to Financial Statements (continued)

2.   Investment Risks
Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.
3.   Purchases and Sales of Securities
Purchases and sales of securities, excluding short-term investments, were as follows:
Fund	Purchases of Investment Securities	Sales of Investment Securities	Purchases of U.S. Government Agency Obligations	Sales of U.S. Government Agency Obligations
Value Line Premier Growth Fund, Inc.	$10,397,513	$44,820,659	$—	$—
Value Line Mid Cap Focused Fund, Inc.	2,311,952	11,828,517	—	—
Value Line Income and Growth Fund, Inc.	341,884,021	315,474,612	3,656,253	2,952,179
Value Line Larger Companies Focused Fund, Inc.	90,005,936	102,299,416	—	—
4.   Income Taxes
At December 31, 2017, information on the tax components of capital is as follows:
Fund	Cost of investments for tax purposes	Gross tax unrealized appreciation	Gross tax unrealized depreciation	Net tax unrealized appreciation (depreciation) on investments	Undistributed ordinary income	Undistributed long-term gain
Value Line Premier Growth Fund, Inc.	$147,508,425	$192,072,714	$(679,180)	$191,393,534	$—	$15,867,286
Value Line Mid Cap Focused Fund, Inc.	92,664,803	58,194,197	(1,202,367)	56,991,830	—	5,576,741
Value Line Income and Growth Fund, Inc.	342,943,092	89,963,425	(15,117,432)	74,845,993	2,624,709	3,965,795
Value Line Larger Companies Focused Fund, Inc.	205,844,748	89,720,022	(10,760,682)	78,959,340	751,320	4,862,546
For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses.

December 31, 2017

To the extent that current or future capital gains are offset by capital losses, the Funds do not anticipate distributing any such gains to shareholders.
It is uncertain whether the Funds will be able to realize the benefits of the losses before they expire.
Net realized gain/(loss) differs from financial statements and tax purposes primarily due to wash sales, return of capital from investments in REITs, and investments in partnerships.
Permanent book-tax differences relating to the current year were reclassified within the composition of the net asset accounts.
A reclassification has been made on the Statements of Assets and Liabilities to increase/(decrease) undistributed net investment income, accumulated net realized gain, and additional paid-in capital for the Funds as follows:
Fund	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gains/(Losses)	Additional Paid-In Capital
Value Line Premier Growth Fund, Inc.	$851,805	$136	$(851,941)
Value Line Mid Cap Focused Fund, Inc.	492,445	—	(492,445)
Value Line Income and Growth Fund, Inc.	122,042	(26,362)	(95,680)
Value Line Larger Companies Focused Fund, Inc.	1,827,850	(1,827,845)	(5)
These reclassifications were primarily due to differing treatments of net operating loss, distribution reclassification, prior year adjustments due to investments in real estate investment trusts, foreign currency gains/(losses). Net assets were not affected by these reclassifications.
The tax composition of distributions paid to shareholders during fiscal year ended 2017 and 2016, were as follows:
	Year Ended December 31, 2017 Distributions Paid from
Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions Paid
Value Line Premier Growth Fund, Inc.	$—	$22,912,326	$22,912,326
Value Line Mid Cap Focused Fund, Inc.	—	2,360,943	2,360,943
Value Line Income and Growth Fund, Inc.	7,990,871	13,314,234	21,305,105
Value Line Larger Companies Focused Fund, Inc.	6,201,566	13,490,159	19,691,725
	Year Ended December 31,2016 Distributions Paid from
Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions Paid
Value Line Premier Growth Fund, Inc.	$—	$19,959,942	$19,959,942
Value Line Mid Cap Focused Fund, Inc.	—	2,944,129	2,944,129
Value Line Income and Growth Fund, Inc.	645,176	16,215,203	16,860,379
Value Line Larger Companies Focused Fund, Inc.	591,153	26,606,020	27,197,173
5.
Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

For the Value Line Premier Growth Fund, Inc. and Value Line Larger Companies Focused Fund, Inc. advisory fees were computed at an annual rate of 0.75% of the daily net assets during the year. For Value Line Mid Cap Focused Fund, Inc. and Value Line Income and Growth Fund, Inc. advisory fees were computed at an annual rate of 0.70% of the first $100 million of the Funds’ average daily net assets plus 0.65% of the excess thereof. The Funds' advisory fees are paid monthly. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of

Notes to Financial Statements (continued)

administrative, book keeping, and clerical personnel necessary for managing the affairs of the Funds. The Adviser also provides persons, satisfactory to the Funds’ Board, to act as officers and employees of the Funds and pays their salaries. For the year ended December 31, 2017, the below Advisory fee was paid or payable to the Adviser:
Fund	Advisory Fee
Value Line Premier Growth Fund, Inc.	$2,478,520
Value Line Mid Cap Focused Fund, Inc.	995,102
Value Line Income and Growth Fund, Inc	2,421,756
Value Line Larger Companies Focused Fund, Inc	1,920,689
The Funds have a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities, LLC (the “Distributor”) for advertising, marketing and distributing the Funds’ shares and for servicing the Funds’ shareholders at an annual rate of 0.25% of the Funds’ average daily net assets attributable to Investor Class shares. Institutional Class shares do not pay Rule 12b-1 distribution and service fees, and are not subject to the Plan. For the year ended December 31, 2017, the below 12b-1 fees were paid or payable to the Distributor and waived by the Distributor:
Fund	Distribution & Service Fees	Waived Amount
Value Line Premier Growth Fund, Inc.	$826,174	$—
Value Line Mid Cap Focused Fund, Inc.	362,626	—
Value Line Income and Growth Fund, Inc	902,663	—
Value Line Larger Companies Focused Fund, Inc	635,995	139,260
The Funds have a Sub-Transfer Agent Plan (the “sub TA plan”) which compensates financial intermediaries that provide sub-transfer agency and related services to investors that hold their Fund shares of such class in omnibus accounts maintained by the financial intermediaries with the Funds. The sub-transfer agency fee, which may be paid directly to the financial intermediary or indirectly via the Distributor, is equal to the lower of  (i) the aggregate amount of additional transfer agency fees and expenses that the Funds would otherwise pay to the transfer agent if each subaccount in the omnibus account for such class of shares maintained by the financial intermediary with the Funds were a direct account with the Funds and (ii) the amount by which the fees charged by the financial intermediary for including the Funds on its platform and providing shareholder, sub-transfer agency and related services exceed the amount paid under the Funds’ Plan with respect to each Fund’s assets attributable to shares held by the financial intermediary in the omnibus account. In addition, the amount of sub-transfer agency fees payable by the Fund’s to all financial intermediaries in the aggregate is subject to a maximum cap of 0.05% of each Fund’s average daily net assets. If the sub-transfer agency fee is paid to financial intermediaries indirectly via the Distributor, the Distributor does not retain any amount thereof and such fee otherwise reduces the amount that the Distributor is contractually obligated to pay to the financial intermediary. For the year ended December 31, 2017, the below Sub TA fees were paid or payable to the Distributor and waived by the Distributor:
Fund	Sub TA Fees	Waived Amount
Value Line Premier Growth Fund, Inc.	$62,053	$—
Value Line Mid Cap Focused Fund, Inc.	15,040	6
Value Line Income and Growth Fund, Inc.	69,397	236
Value Line Larger Companies Focused Fund, Inc.	17,273	29
The Adviser agreed to pay or reimburse certain expenses of the Fund’s attributable to the Institutional Class, to the extent necessary to limit the Fund’s total annual operating expenses to an amount equal to the operating expense of the Fund’s Investor Class, less the 12b-1 fee paid by such Investor Class, of the Fund’s average daily net assets attributable to the applicable class (the “Expense Limitation”). The Adviser and the Distributor may subsequently recover from the Fund contractually reimbursed expenses and/or waived fees (within 3 years after the fiscal year end in which the waiver/reimbursement occurred) to the extent that such class’ expense ratio is less than the Expense Limitation. The Expense Limitation can be terminated or modified before July 31, 2019 only with the agreement of the Board of Directors. Effective March 17, 2016, and renewed annually, the Distributor contractually agreed to waive all or a portion of its sub TA fees attributable to the Institutional Class and the Adviser contractually agreed to reimburse the Funds to the Expense Limitation. As of December 31, 2017, fees

December 31, 2017

contractually reimbursed amounted to $16,358, $29,265 and $89,666 for the Value Line Mid Cap Focused Fund, Value Line Income and Growth Fund and Value Line Larger Companies Focused Fund, respectively. As of December 31, 2017, the Adviser and Distributor may seek reimbursement of the remaining waived fees and reimbursed expenses as follows:
Fund	Expiration	Fees Waived and Reimbursed by the Adviser	Fees Waived and Reimbursed by the Distributor
Value Line Mid Cap Focused Fund Inc.	December 31, 2020	$16,358	$—
Value Line Income and Growth Fund, Inc.	December 31, 2019	38,957	—
Value Line Income and Growth Fund, Inc.	December 31, 2020	29,265	—
Value Line Larger Companies Focused Fund, Inc.	December 31, 2018	—	229,171
Value Line Larger Companies Focused Fund, Inc.	December 31, 2019	39,574	220,270
Value Line Larger Companies Focused Fund, Inc.	December 31, 2020	89,666	139,260
During the year ended December 31, 2017, the Funds did not make any repayments to the Adviser and Distributor for previously waived and reimbursed fees.
Each Fund bears direct expenses incurred specifically on its behalf while common expenses of the Value Line Funds are allocated proportionately based upon each Fund’s respective net assets. The Funds bear all other costs and expenses.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Value Line Premier Growth Fund, Inc., Value Line Mid Cap Focused Fund, Inc., Value Line Income and Growth Fund, Inc. and Value Line Larger Companies Focused Fund, Inc.
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Value Line Premier Growth Fund, Inc., Value Line Mid Cap Focused Fund, Inc., Value Line Income and Growth Fund, Inc. and Value Line Larger Companies Focused Fund, Inc. (hereafter collectively referred to as the “Funds”) as of December 31, 2017, the related statements of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
New York, New York
February 27, 2018
We have served as the auditor of one or more investment companies in Value Line Funds since 1983.

Fund Expenses (unaudited)

Example
As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of  $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 through December 31, 2017).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period*	Annualized Expense Ratio
Actual
Value Line Premier Growth Fund, Inc. – Investor Class	$1,000.00	$1,086.70	$6.31	1.20%
Value Line Mid Cap Focused Fund, Inc. – Investor Class	1,000.00	1,069.00	6.15	1.18
Value Line Mid Cap Focused Fund, Inc. – Institutional Class**	1,000.00	1,068.90	3.74	0.93
Value Line Income and Growth Fund, Inc. – Investor Class	1,000.00	1,083.70	5.83	1.11
Value Line Income and Growth Fund, Inc. – Institutional Class	1,000.00	1,085.70	4.52	0.86
Value Line Larger Companies Focused Fund, Inc. – Investor Class	1,000.00	1,099.80	5.98	1.13
Value Line Larger Companies Focused Fund, Inc. – Institutional Class	1,000.00	1,100.60	4.98	0.94
Hypothetical (5% return before expenses)
Value Line Premier Growth Fund, Inc. – Investor Class	$1,000.00	$1,019.16	$6.11	1.20%
Value Line Mid Cap Focused Fund, Inc. – Investor Class	1,000.00	1,019.26	6.01	1.18
Value Line Mid Cap Focused Fund, Inc. – Institutional Class**	1,000.00	1,015.83	3.65	0.93
Value Line Income and Growth Fund, Inc. – Investor Class	1,000.00	1,019.61	5.65	1.11
Value Line Income and Growth Fund, Inc. – Institutional Class	1,000.00	1,020.87	4.38	0.86
Value Line Larger Companies Focused Fund, Inc. – Investor Class	1,000.00	1,019.51	5.75	1.13
Value Line Larger Companies Focused Fund, Inc. – Institutional Class	1,000.00	1,020.47	4.79	0.94
*
Expenses are equal to the Funds' annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the Fund’s most recent fiscal one-half year). This expense ratio may differ from the expense ratio shown in the financial highlights.

**
The Institutional Class commenced operations on August 12, 2017. The Institutional Class expense ratio is multiplied by the average account value over the period, multiplied by 142/365 (to reflect the days since inception).

Federal Tax Notice (unaudited)

Each Fund designates the following amounts distributed during the fiscal year ended December 31, 2017, if any, as capital gain dividends, dividends eligible for the corporate dividends received deduction and/or qualified dividend income:
Fund	% of Qualifying Dividend Income	% of Dividends Eligible for the Corporate Dividends Received Deduction	Long-Term Capital Gains
Value Line Premier Growth Fund, Inc.	0.00%	0.00%	$22,912,326
Value Line Mid Cap Focused Fund, Inc.	0.00%	0.00%	2,360,943
Value Line Income and Growth Fund, Inc.	44.53%	44.53%	13,314,234
Value Line Larger Companies Focused Fund, Inc.	25.29%	25.29%	13,490,159
The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted these proxies for the 12-month period ended June 30 is available through the Funds’ website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

Management of the Funds

The business and affairs of each Fund are managed by the Fund’s officers under the direction of its Board of Directors. The following table sets forth information on the Directors and officers of the Funds, each of which serves in that capacity for every Fund. Each Director serves as a director or trustee of each of the registered investment companies advised by the Adviser (the “Value Line Funds”). Each Director serves until his or her successor is elected and qualified.
Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Interested Director*
Mitchell E. Appel Age: 47	Director	Since 2010	President of each of the Value Line Funds since June 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.	11	Forethought Variable Insurance Trust (September 2013-present)
Non-Interested Directors
Joyce E. Heinzerling Age: 61	Director	Since 2008	Managing Member, Meridian Fund Advisers LLC (consultants).	11	None
James E. Hillman Age: 61	Director (Chair of the Board of the Value Line Funds since April 2016)	Since 2015	Chief Financial Officer, Notre Dame School of Manhattan since 2011; Director and Principal Financial Officer, Merrill Lynch Global Wealth Management, 2006-2011.	11	Miller/Howard Funds Trust; Miller/Howard High Income Equity Fund (2014 to present)
Michael Kuritzkes Age: 57	Director	Since 2015	Consultant, Coronado Advisors LLC since June 2014; Executive Vice President and General Counsel, Harbinger Group Inc. (public holding company), 2013-2014; Executive Vice President and General Counsel, Digital First Media, LLC, 2012-2013; Executive Vice President and General Counsel, Philadelphia Media LLC, 2010-2012.	11	None
Paul Craig Roberts Age: 79	Director	Since 1983	Chairman, Institute for Political Economy.	11	None
Nancy-Beth Sheerr Age: 69	Director	Since 1996	Independent Trustee and Managing Member, NBS Consulting LLC since November 2014; Senior Financial Adviser, Veritable, L.P. (investment advisor) until December 2013.	11	None
Officers
Mitchell E. Appel Age: 47	President	Since 2008	President of each of the Value Line Funds since June 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.

Management of the Funds (continued)

Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years
Michael J. Wagner Age: 67	Chief Compliance Officer	Since 2009	Chief Compliance Officer of each of the Value Line Funds since 2009; President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, LLC) (2006-present).
Emily D. Washington Age: 39	Treasurer and Chief Financial Officer; Secretary	Since 2009	Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since 2008 and Secretary since 2010; Secretary of the Adviser since 2011

*
Mr. Appel is an “interested person” as defined in the 1940 Act by virtue of his position with EULAV Securities, LLC (the “Distributor”) and the Adviser.

The address for each of the above is 7 Times Square, 21st Floor, New York, NY 10036-6524.

The Value Line Family of Funds
In 1950, Value Line started its first mutual fund. Since then, knowledgeable investors have been relying on the Value Line Funds to help them build their financial futures. Over the years, Value Line Funds has evolved into what we are today – a diversified family of no-load mutual funds with a wide range of investment objectives – ranging from small, mid and large capitalization equities to fixed income. We also provide strategies that effectively combine both equities and fixed income, diligently taking into account the potential risk and reward of each investment.
Strategies That Have Stood the Test of Time

1950	Value Line Mid Cap Focused Fund seeks long-term growth of capital.
1952	Value Line Income and Growth Fund seeks income, as high and dependable as is consistent with reasonable risk and capital growth to increase total return.
1956	Value Line Premier Growth Fund seeks long-term growth of capital.
1972	Value Line Larger Companies Focused Fund's sole investment objective is long-term growth of capital.
1983	**Value Line Centurion Fund**† seeks long-term growth of capital.
1984	The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. Capital appreciation is a secondary objective but only when consistent with the Fund's primary objective.
1986	Value Line Core Bond Fund seeks to maximize current income. Capital appreciation is a secondary objective but only when consistent with the Fund's primary objective.
1987	**Value Line Strategic Asset Management Trust**† seeks to achieve a high total investment return consistent with reasonable risk.
1993	Value Line Small Cap Opportunities Fund seeks long-term growth of capital.
1993	Value Line Asset Allocation Fund seeks to achieve a high total investment return (current income and capital appreciation) consistent with reasonable risk. For this purpose, risk takes into account volatility and other factors as determined by the Adviser.
2014	**Value Line VIP Equity Advantage Fund*** seeks capital appreciation. Current income is a secondary investment objective.
2015	Institutional shares launched for the Value Line Larger Companies Focused Fund, Small Cap Opportunities Fund, Asset Allocation Fund and Income and Growth Fund.
2017	Institutional shares launched for Value Line Mid Cap Focused Fund.

*
Offered as an investment option to owners of the Guardian ProSeriesSM Variable Annuities issued by The Guardian Insurance & Annuity Company, Inc.

†
Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from EULAV Securities, LLC, 7 Times Square, New York, New York 10036-6524 or call 1-800-243-2729, 9am-5pm CST, Monday-Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item 2   Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

(f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3  Audit Committee Financial Expert.

((a)(1)The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.

(2) The Registrant’s Board has designated both James Hillman and Michael Kuritzkes, members of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Experts.  Mr. Hillman and Mr. Kuritzkes are independent directors. Mr. Hillman currently serves as the Chief Financial Officer at Notre Dame School of Manhattan since 2011. Mr. Kuritzkes currently serves as a consultant at Coronado Advisors LLC since June 2014 and previously served as Executive Vice President and General Counsel at Harbinger Group, Inc. (2013 – 2014)

A person who is designated as an “audit committee financial expert” shall not make such person an "expert" for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4   Principal Accountant Fees and Services

(a)	Audit Fees 2017 - $25,628

Audit Fees 2016 - $47,309

(b)	Audit-Related fees – None.

(c)	Tax Preparation Fees 2017 - $10,213

Tax Preparation Fees 2016 - $24,326

(d)	All Other Fees – None

(e) (1)	Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed were pre-approved by the committee.

(e) (2) Not applicable.

(f) Not applicable.

(g)	Aggregate Non-Audit Fees 2017 - None

Aggregate Non-Audit Fees 2016 - None

(h) Not applicable.

Item 5.  Audit Committee of Listed Registrants

Not Applicable.

Item 6.  Investments

Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10   Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11  Controls and Procedures

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)	The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12   Exhibits

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 99.COE

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	March 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	March 9, 2018